                                                                     EXHIBIT 3.1

                                    RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                          INTERSTATE BRANDS CORPORATION

                  It is hereby certified that:

                  1. The name of the corporation (hereinafter called the "corporation") is INTERSTATE BRANDS CORPORATION, and the name under which the corporation was originally incorporated is Interstate Bakeries Corporation.

                  The original certificate of incorporation of the corporation was filed with the Secretary of State on December 13, 1937, and the Restated Certificate of Incorporation of the corporation (the "Certificate of Incorporation") was filed with the Secretary of State on April 9, 1970.

                  2. The Certificate of Incorporation, as heretofore amended, is hereby amended and restated in its entirety to read as follows:

                                    ARTICLE I

                  The name of the Corporation shall be INTERSTATE BRANDS CORPORATION.

                                   ARTICLE II

                  The registered office of the corporation in the State of Delaware is to be located at No. 100 West Tenth Street in the City of Wilmington, County of New Castle. The name and address of its registered agent is The Corporation Trust Company, No. 100 West Tenth Street, Wilmington, Delaware.

                                   ARTICLE III

                  The nature of the business and the objects and purposes to be transacted, promoted, or carried on by the corporation are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                   ARTICLE IV

                  The total number of shares of all classes of Stock which the corporation shall have authority to issue is Sixteen Thousand Twenty Six (16,026) shares which shall be divided into two classes as follows: Six Thousand Twenty Six (6,026) shares of $4.80 Dividend Cumulative Preferred Stock, without par value (Preferred Stock), and Ten Thousand (10,000) shares of Common Stock, par value $10.00 (Common Stock). The designations, voting powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of the above classes of stock shall be as follows:

                                   DIVISION I

                                 PREFERRED STOCK

                  (1) Holders of the Preferred Stock shall be entitled to receive, when and as declared from the net profits or from the net assets in excess of capital legally available therefor, cumulative dividends at the rate of $4.80 per share per annum, and no more, payable quarterly, before any dividends shall be declared or paid upon or set apart for the Common Stock, and such dividends shall be cumulative from April 1, 1947. Whenever the cumulative dividends on the Preferred Stock for all previous dividend periods and for the current dividend period shall have been declared and paid, or a sum sufficient for the payment thereof set apart, the Board of Directors may declare dividends on the Common Stock out of any remaining net profits or out of any remaining assets in excess of capital to the extent permitted by the Delaware Corporation Law.

                  (2) The Preferred Stock may be redeemed at any time as a whole or from time to time in part at the option of the Board of Directors upon notice duly given as hereinafter provided, by paying therefor in cash a sum equivalent to $105 per share, together with the amount of any and all accrued dividends thereon. Notice of every such redemption of Preferred Stock shall be mailed at least thirty (30) days prior to the date therein fixed for such redemption, addressed to the holders of record of the shares to be redeemed at their respective addresses as the same shall appear upon the stock record books of the corporation. If at any time less than the whole of the Preferred Stock at the time outstanding shall be called for redemption, the shares so to be redeemed shall be determined by lot or in such other manner as may be approved by the Board of Directors and as may be permitted by the rules of any stock exchange upon which the shares of Preferred Stock may at the time be listed. Subject to the limitations and provisions herein contained, the Board of Directors shall have full power and authority to prescribe the manner in which and the terms and conditions upon which the Preferred Stock shall be redeemed from time to time. If such notice of redemption shall have been duly given and if, on or before the redemption date specified therein, the funds necessary for such redemption shall have been set aside by the corporation separate and apart from its other funds in trust for the pro rata benefit of the holders of the shares, so called for redemption, then, notwithstanding that any certificate for shares of Preferred Stock so called for redemption shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding and the right to receive dividends thereon shall cease to accrue from and after the date of redemption, and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of holders thereof to receive the redemption price therefor, but without interest. All shares of Preferred Stock redeemed, purchased, retired or surrendered to the corporation, or otherwise acquired in any manner by the corporation, whether upon exchange or otherwise, shall be cancelled and shall not be reissued; and at any time, and from time to time, upon the reacquisition by the corporation of any shares of Preferred Stock, by whatever means, and upon the filing and recording of the necessary certificate referred to in Section 244(c) of the Delaware Corporation Law, or other applicable requirements, if any, of the laws of the State of Delaware, or it no certificate is then so required, the authorized Capital Stock of the corporation will be reduced and the Certificate of Incorporation accordingly amended without further action by the stockholders.

                  (3) In the event of any liquidation, dissolution or winding up of the affairs of the corporation, either voluntary or involuntary, the holders of the Preferred Stock shall be entitled to receive $100 per share, together with a sum equal to any and all accrued dividends thereon before any distribution or payment shall be made to the holders of any stock ranking junior to the Preferred Stock. Upon the payment in full to the holders of the Preferred Stock of the preferential amounts aforesaid, all of the remaining assets and funds of the corporation shall be distributed among the holders of the Common Stock. A statutory merger or consolidation of the corporation into or with another corporation or corporations, or the transfer by the corporation of substantially all of its assets to another corporation in consideration of securities or stock in such other corporation shall not be deemed to be a liquidation, dissolution or winding up of the affairs of the corporation within the meaning of this paragraph.

                  (4) The holders of the Preferred Stock as such shall not be entitled to vote at any stockholders' meeting; provided, however, that in the event of default in the payment of dividends upon the Preferred Stock and such default shall continue so that at any time such dividends shall be in arrears to the extent of four or more quarterly dividend payments, then the holders of the Preferred Stock shall have the same voting rights as the holders of the Common Stock, namely, one vote for each share of stock. If, at any time after the holders of the Preferred Stock have become entitled to vote as aforesaid, all accrued dividends on such Preferred Stock shall have been paid, or if all of such Preferred Stock shall have been redeemed or called for redemption, and the redemption price thereof paid or set apart, then the voting power of the holders of such Preferred Stock shall cease.

                                   DIVISION II

                                  COMMON STOCK

                     LIMITATIONS, RELATIVE RIGHTS AND POWERS
                      IN RESPECT OF SHARES OF COMMON STOCK

                  (1) After the requirements with respect to preferential dividends on the Preferred Stock (fixed pursuant to Paragraph (1) of Division I) shall have been met, then and not otherwise, the holders of Common Stock shall be entitled to receive, to the extent permitted by law, such dividends as may be declared from time to time by the Board of Directors.

                  (2) After the distribution in full of the preferential amount (fixed pursuant to Paragraph (3) of Division I) to the holders of the Preferred Stock, in the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up of the corporation, the holders of the Common Stock shall be entitled to receive all the remaining assets of the corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

                  (3) Except as may be otherwise required by law or by this Certificate of Incorporation, each holder of Common Stock shall have one vote in respect of each share of stock held by him on all matters voted upon by the stockholders.

                                  DIVISION III

                                OTHER PROVISIONS

                  No holder of stock of any class of the corporation shall be entitled as a matter of right to purchase or subscribe for any part of any unissued stock of any class, or of any additional stock of any class of Capital Stock of the corporation, or of any bonds, certificates of indebtedness, debentures, or other securities convertible into stock of the corporation, now or hereafter authorized, but any such stock or other securities convertible into stock may be issued and disposed of pursuant to resolution by the Board of Directors to such persons, firms, corporations or associations and upon such terms and for such consideration as the Board of Directors in the exercise of its discretion may determine and as may be permitted by law. Any and all shares of stock so issued for which the consideration so fixed has been paid or delivered to the corporation shall be fully paid and not liable to any further call.

                                    ARTICLE V

                  In furtherance, and not in limitation of the powers conferred by statute, the Board of Directors of the corporation is expressly authorized:

                  A. Subject to the foregoing provisions of this Certificate, without the assent or vote of the stockholders from time to time, to fix the times for the declaration and payment of dividends, to fix and vary the amount to be reserved as working capital, to set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created; subject to the limitations imposed by law and by the provisions of this Certificate, to fix and determine what portion of the consideration received upon any issue of stock shall constitute capital and what portion, if any, paid-in surplus, to cause dividends to be paid from such paid-in surplus, in the same manner as though the same were net profits or earned surplus, to determine whether dividends upon the Common Stock shall be declared and paid in cash or capital stock of the corporation or in other property, to determine the use and disposition of any surplus or net profits of the corporation, and to use and apply any such surplus or net profits for the purchase or acquisition of bonds or other obligations or shares of stock of the corporation to such extent and in such manner and upon such terms as the Board of Directors shall deem expedient, and shares of stock of the corporation so purchased or acquired may be resold unless such shares have been cancelled and retired for the purpose of decreasing the stock of the corporation as provided by law.

                  B. From time to time to determine whether and to what extent, and at what time and place, and under what conditions and regulations, the accounts and books of the corporation, or any of them, shall be open to the inspection of any stockholders; and no stockholder shall have any right to inspect any account or book or document of the corporation except as conferred by law or by the bylaws, or as authorized by the Board of Directors.

                  C. To make, alter, amend or repeal the bylaws of the corporation.

                  D. Without the assent or vote of the stockholders, from time to time to authorize the payment to the directors, or any of them, of such fee or other compensation for attendance at meetings of the Board or of any Committee, and/or for other services rendered to the corporation, as the Board of Directors may approve.

                  In addition to the powers and authorities hereinbefore or by statute expressly conferred upon it, the Board if Directors is hereby empowered to exercise all such powers and to do all such acts and things as may be exercised or done by the corporation subject, however, to the provisions of the statutes of Delaware, of the Certificate of Incorporation and to any bylaws from time to time made by the stockholders; provided, however, that no bylaws so made shall invalidate any prior act of the directors which would have been valid if such bylaws had not been made.

                                   ARTICLE VI

                  The number of directors of the corporation shall be eight (8) or such other number as may be determined from time to time by resolution adopted by a majority of the entire Board or by the stockholders. As used in this Article, "entire Board" means the total number of directors which the corporation would have if there were no vacancies. In the event that the size of the Board is increased by such a resolution, or in the event of the death, resignation or removal of a director, the vacancy or vacancies so resulting shall be filled by a vote of a majority of the directors then in office or by the stockholders. No decrease in the size of the Board shall shorten the term of any incumbent director.

                                   ARTICLE VII

                  Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said Court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the Court to which the said application has been made, be binding on all the creditors or class of creditors, and/or all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

                                  ARTICLE VIII

                  (a) The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination if any action, suit or proceeding by judgment, order, settlement, conviction, or plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the beat interests of the corporation, and with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                  (b) The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fee) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of Delaware or such other court shall deem proper.

                  (c) To the extent that any person referred to in paragraphs
(a) and (b) of this Article has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to therein or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

                  (d) Any indemnification under paragraphs (a) and (b) of this Article (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (a) and (b). Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum (as defined in the By-Laws of the corporation) consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such quorum is not obtainable or even if obtainable a quorum or disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders.

                  (e) Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the corporation.

                  (f) The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any statute, by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person. Notwithstanding the provisions of this Article, the corporation may indemnify any person referred to in paragraphs (a) and (b) of this Article to the full extent permitted under the laws of Delaware and any other applicable laws, now or hereafter in effect.

                  (g) The corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article."

                  3. Each of the 2,295,184 shares of Common Stock, par value $1.00 per share (the "Old Common Stock"), of the corporation issued and outstanding immediately prior to the date of effectiveness of this restated certificate of incorporation, shall, effective upon the filing of this restated certificate of incorporation, be changed into 1/229.5184 of one share of Common Stock, par value $10.00 per share (the "New Common Stock"). As soon as practicable after the filing of this restated certificate of incorporation, each holder of shares of Old Common Stock shall, upon presentation of one or more certificates representing such shares for surrender to the corporation or to its agent designated for that purpose, be entitled to receive in exchange therefor certificates representing the number of shares of New Common Stock into which such shares of Old Common Stock shall have been changed as set forth herein. Until so surrendered, each certificate which prior to the filing of this restated certificate of incorporation represented shares of Old Common Stock shall be deemed, for all purposes, to evidence ownership of the number of shares of New Common Stock which the holder thereof would have been entitled to receive upon its surrender to the corporation. Fractions of shares of New Common Stock shall be issued where necessary pursuant to the provisions of this restated certificate of incorporation, and the holder of each such fractional share shall be entitled, in proportion to his fractional holding, to exercise voting rights, receive dividends and participate in liquidating distributions.

                  4. The capital of the corporation shall be reduced in accordance with the change in the Old Common Stock herein certified. A certificate of reduction of capital pursuant to section 244(c) of the General Corporation Law of the State of Delaware is being filed with this restated certificate of incorporation.

                  5. This restated certificate of incorporation was duly adopted by written consent of the stockholders of the corporation in accordance with the provisions of Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware.

                  Signed at Kansas City, Missouri, on April 30, 1979.


                                        /s/ B.J. Hinkle, Chairman
                                        -------------------------
                                        B.J. Hinkle, Chairman

ATTEST:


/s/ Bettie L. Robinson
-----------------------------
Bettie L. Robinson, Secretary

                              CERTIFICATE OF MERGER
                      OF DOMESTIC AND FOREIGN CORPORATIONS
                                      INTO
                          INTERSTATE BRANDS CORPORATION


                  Pursuant to Section 252(c) of the General Corporation Law of the state of Delaware (the "DGCL") , Interstate Brands Corporation, a Delaware corporation ("Brands"), one of the constituent corporations to and the surviving corporation in the merger with the other twelve (12) constituent corporations to the merger as listed in Paragraph 1 herein (the "Merged Constituent Corporations") have executed this Certificate of Merger in accordance with
Section 103 of the DGCL.

                  1. The names and states of incorporation of Brands and the Merged Constituent Corporations are:

MAKE OF CORPORATION                                       STATE OF INCORPORATION
-------------------                                       ----------------------

Interstate Brands Corporation                                    Delaware

Purity Baking Company                                            Illinois

Interstate Bakeries Corporation                                  Delaware

Interstate Brands Company - Charlotte, Inc.                      Delaware

Interstate Brands Company - Florence, Inc.                       Delaware

Interstate Brands Company - Jacksonville, Inc.                   Delaware

Interstate Brands Company - Knoxville, Inc.                      Delaware

Interstate Brands Company - Orlando, Inc.                        Delaware

Interstate Brands Company - Rocky Mount, Inc.                    Delaware

Interstate Brands Company - Winston Salem, Inc.                  Delaware

Interstate Brands Company - Cotton One, Inc.                     Utah

Interstate Brands Company - Facilities, Inc.                     Delaware

Cotton Bros. Baking Co., Inc.                                    Mississippi

                  2. The Agreement and Plan of Merger dated June 1, 1990 (the "Plan"), pursuant to which the Merged Constituent Corporations will be merged with and into Brands (the "Merger"), has been approved, adopted, certified, executed and acknowledged by each of Bakeries, Brands and the Merged Constituent Corporations in accordance with Section 252(c) of the DGCL and in accordance with the appropriate provisions of the laws of the respective states of incorporation of each of the Merged Constituent Corporations.

                  3. The effective date of the Merger of the undersigned corporations is to be June 2, 1990.

                  4. The surviving corporation in the Merger is Interstate Brands Corporation (the "Surviving Corporation"), and it shall be governed by the laws of the State of Delaware.

                  5. The Restated Certificate of Incorporation of Brands shall be amended as set forth in Exhibit A attached hereto, and as so amended, shall be the Restated Certificate of Incorporation of the Surviving Corporation until thereafter amended as provided by law.

                  6. The executed Plan is on file at the principal place of business of Brands, the address of which is Interstate Brands Corporation, 12 East Armour Boulevard, Kansas City, Missouri 64111.

                  7. A copy of the Plan will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of Brands or of any of the Merged Constituent Corporations.

                  8. The authorized capital stock of each Merged Constituent Corporation which is not incorporated under the laws of the State of Delaware is as follows:

          NAME OF                STATE OF        AUTHORIZED
        CORPORATION           INCORPORATION    CAPITAL STOCK
        -----------           -------------    -------------
Purity Baking Company           Illinois           1,000
Interstate Brands Company -     Utah              25,000
Cotton One, Inc.
Cotton Bros. Baking Co., Inc.   Mississippi        1,776

         IN WITNESS WHEREOF, this Certificate of Merger has been executed on the 1st day of June 1990.

                                       INTERSTATE BRANDS CORPORATION


                                       By /s/ Charles A. Sullivan
                                          --------------------------
                                          Charles A. Sullivan
                                          President

ATTEST:


/s/ Ray Sandy Sutton
--------------------------
Ray Sandy Sutton
Secretary

                                       PURITY BAKING COMPANY


                                       By /s/ Charles A. Sullivan
                                          --------------------------
                                          Charles A. Sullivan
                                          President

ATTEST:


/s/ Ray Sandy Sutton
--------------------------
Ray Sandy Sutton
Secretary

                                       INTERSTATE BAKERIES CORPORATION


                                       By /s/ Charles A. Sullivan
                                          --------------------------
                                          Charles A. Sullivan
                                          President

ATTEST:


/s/ Ray Sandy Sutton
--------------------------
Ray Sandy Sutton
Secretary

                                       INTERSTATE BRANDS COMPANY -
                                       CHARLOTTE, INC.


                                       By /s/ Charles A. Sullivan
                                          --------------------------
                                          Charles A. Sullivan
                                          President

ATTEST:


/s/ Ray Sandy Sutton
--------------------------
Ray Sandy Sutton
Secretary

                                       INTERSTATE BRANDS COMPANY -
                                       FLORENCE, INC.


                                       By /s/ Charles A. Sullivan
                                          --------------------------
                                          Charles A. Sullivan
                                          President

ATTEST:


/s/ Ray Sandy Sutton
--------------------------
Ray Sandy Sutton
Secretary

                                       INTERSTATE BRANDS COMPANY -
                                       JACKSONVILLE, INC.


                                       By /s/ Charles A. Sullivan
                                          --------------------------
                                          Charles A. Sullivan
                                          President

ATTEST:


/s/ Ray Sandy Sutton
--------------------------
Ray Sandy Sutton
Secretary

                                       INTERSTATE BRANDS COMPANY -
                                       KNOXVILLE, INC.


                                       By /s/ Charles A. Sullivan
                                          --------------------------
                                          Charles A. Sullivan
                                          President

ATTEST:


/s/ Ray Sandy Sutton
--------------------------
Ray Sandy Sutton
Secretary

                                       INTERSTATE BRANDS COMPANY -
                                       ORLANDO, INC.


                                       By /s/ Charles A. Sullivan
                                          --------------------------
                                          Charles A. Sullivan
                                          President

ATTEST:


/s/ Ray Sandy Sutton
--------------------------
Ray Sandy Sutton
Secretary

                                       INTERSTATE BRANDS COMPANY -
                                       ROCKY MOUNT, INC.


                                       By /s/ Charles A. Sullivan
                                          --------------------------
                                          Charles A. Sullivan
                                          President

ATTEST:


/s/ Ray Sandy Sutton
--------------------------
Ray Sandy Sutton
Secretary

                                       INTERSTATE BRANDS COMPANY -
                                       WINSTON SALEM, INC.


                                       By /s/ Charles A. Sullivan
                                          --------------------------
                                          Charles A. Sullivan
                                          President

ATTEST:


/s/ Ray Sandy Sutton
--------------------------
Ray Sandy Sutton
Secretary

                                       INTERSTATE BRANDS COMPANY -
                                       COTTON ONE, INC.


                                       By /s/ Charles A. Sullivan
                                          --------------------------
                                          Charles A. Sullivan
                                          President

ATTEST:


/s/ Ray Sandy Sutton
--------------------------
Ray Sandy Sutton
Secretary

                                       INTERSTATE BRANDS COMPANY -
                                       FACILITIES, INC.


                                       By /s/ Charles A. Sullivan
                                          --------------------------
                                          Charles A. Sullivan
                                          President

ATTEST:


/s/ Ray Sandy Sutton
--------------------------
Ray Sandy Sutton
Secretary

                                       COTTON BROS. BAKING CO., INC.


                                       By /s/ Charles A. Sullivan
                                          --------------------------
                                          Charles A. Sullivan
                                          President

ATTEST:


/s/ Ray Sandy Sutton
--------------------------
Ray Sandy Sutton
Secretary

                                                                       EXHIBIT A

                        AMENDMENT TO RESTATED CERTIFICATE
                               OF INCORPORATION OF
                          INTERSTATE BRANDS CORPORATION

                                   ARTICLE IV

                  The total number of shares of all classes of stock which the corporation shall have authority to issue is Five Million Seven Thousand Twenty-Six (5,007,026) shares; consisting of:

                           (a) Five Million (5,000,000) shares of preferred stock, no par value (hereinafter referred to as "Preferred Stock");

                           (b) Six Thousand Twenty-Six (6,026) shares of $4.80 Dividend Cumulative Preferred Stock, without par value (hereinafter referred to as "$4.80 Preferred Stock"); and

                           (c) One Thousand (1,000) shares of Common stock, par value $.10 per share (hereinafter referred to as "Common Stock").

A.       PREFERRED STOCK:

         1. The authorized but unissued shares of Preferred Stock as well as any shares of Preferred Stock held as treasury shares may be issued from time to time, in one or more series, each of such series to be distinctly designated, at such time or times, in such amounts and manner, for such consideration, whether in cash or property or otherwise, and to such persons as may be fixed and determined by the Board of Directors of the corporation. All shares of any one series of Preferred Stock shall be alike in every particular, except that there may be different dates from which dividends, if any, thereon shall be cumulative, if made cumulative. The voting powers and the preferences and relative, participating, optional and other special rights of each such series, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding; and, subject to the provisions of subparagraph 2 of this Paragraph A of this Article IV, the Board of Directors of the corporation is hereby expressly granted authority to fix by resolution or resolutions adopted prior to the issuance of any stares of a particular series of Preferred Stock, the voting powers and the designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions of such series, including, but without limiting the generality of the foregoing, the following:

                                    a. The distinctive designation and the
                  number of shares of Preferred Stock that shall constitute such series, which number may be increased (except where otherwise provided by the Board of Directors) or decreased (but not below the number of shares thereof then outstanding) from time to time by like action of the Board of Directors;

                                    b. The rate and times at which, and the
                  terms and conditions on which, dividends, if any, on Preferred Stock of such series shall be paid, the extent of the preference or relation, if any, of such dividends to the dividends payable on any other class or classes or series of the same or other classes of stock of the corporation and whether such dividends shall be cumulative or noncumulative;

                                    c. The right, if any, of the holders of
                  Preferred Stock of such series to convert the same into or exchange the same for shares of any other class or classes or series of the same or other classes of stock of the corporation and the terms and conditions of such conversion or exchange;

                                    d. Whether or not Preferred Stock of such
                  series shall be subject to redemption, the redemption price or prices, the time or times at which and the terms and conditions on which Preferred Stock of such series may be redeemed;

                                    e. Whether or not Preferred Stock of such
                  series shall be subject to exchange for debentures of the corporation, the rate or rates of exchange, the time or times at which and the terms and conditions on which Preferred Stock of such series may be exchanged;

                                    f. The rights, if any, of the holders of
                  Preferred Stock of such series upon the voluntary or involuntary liquidation, merger, consolidation, distribution or sale of assets, dissolution or winding-up of the corporation;

                                    g. The terms of the sinking fund or
                  redemption or purchase account, if any, to be provided for the Preferred Stock of such series; and

                                    h. The voting powers, if any, of the holders
                  of such series of Preferred Stock which may include the right, voting as a series by itself or together with other series of Preferred Stock or all series of Preferred Stock as a class, to elect one or more directors of the corporation if there shall have been a default in the payment of dividends on any one or more series of Preferred Stock or under such other circumstances and on such conditions as the Board of Directors may determine; provided, however, that each holder of Preferred Stock shall have no more than one vote in respect of each share of

                  Preferred Stock held by him on any matter upon which he is entitled to vote.

                           2. The relative powers, preferences and rights of each series of Preferred Stock in relation to the powers, preferences and rights of each other series of Preferred Stock and the $4.80 Preferred Stock shall, in each case, be as fixed from time to time by the Board of Directors by resolution or resolutions adopted pursuant to authority granted in subparagraph 1 of this Paragraph A of this Article IV and the consent, by class or series vote or otherwise, of the holders of such of the series of Preferred Stock as are from time to time outstanding shall not be required for the issuance by the Board of Directors or any other series of Preferred Stock whether or not the powers, preferences and rights of such other series shall be fixed by the Board of Directors as senior to, or on a parity with, the powers, preferences and rights of such outstanding series, or any of them; provided, however, that the Board of Directors may provide in the resolution or resolutions as to any series of Preferred Stock adopted pursuant to Paragraph A of this Article IV that the consent of the holders of a majority (or such greater proportion as shall be therein fixed) of the outstanding shares of such series voting thereon shall be required for the issuance of any or all other series of Preferred Stock.

B.       $4.80 PREFERRED STOCK:

                           1. Holders of the $4.80 Preferred Stock shall be entitled to receive, when and as declared from the net profits or from the net assets in excess of capital legally available therefor, cumulative dividends at the rate of $4.80 per share per annum, and no more, payable quarterly, before any dividends shall be declared or paid upon or set apart for the Common Stock, and such dividends shall be cumulative from April 1, 1947. Whenever the cumulative dividends on the $4.80 Preferred Stock for all previous dividend periods and for the current dividend period shall have been declared and paid, or a sum sufficient for the payment thereof set apart, the Board of Directors may declare dividends on the Common Stock out of any remaining net profits or out of any remaining assets in excess of capital to the extent permitted by the Delaware Corporation Law.

                           2. The $4.80 Preferred Stock may be redeemed at any time as a whole or from time to time in part at the option of the Board of Directors upon notice duly given as hereinafter provided, by paying therefor in cash a sum equivalent to $105 per share, together with the amount of any and all accrued dividends thereon. Notice of every such redemption of $4.80 Preferred Stock shall be mailed at least thirty
         (30) days prior to the date therein fixed for such redemption, addressed to the holders of record of the shares to be redeemed at their respective addresses as the same shall appear upon the stock record books of the corporation. If at any time less than the whole of the $4.80 Preferred Stock at the time outstanding shall be called for redemption, the shares so to be redeemed shall be determined by lot or in such other manner as may be approved by the Board of Directors and as may be permitted by the rules of any stock exchange upon which the shares of $4.80 Preferred Stock may at the time be listed. Subject to the limitations and provisions herein contained, the Board of Directors shall have full power and authority to prescribe the manner in which and the terms and conditions upon which the $4.80 Preferred Stock shall be redeemed from time to time. If such notice of redemption shall have been duly given and if, on or before the redemption date specified therein, the funds necessary for such redemption shall have been set aside by the corporation separate and apart from its other funds in trust for the pro rata benefit of the holders of the shares so called for redemption, then, notwithstanding that any certificate for shares of $4.80 Preferred Stock so called for redemption shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding and the right to receive dividends thereon shall cease to accrue from and after the date of redemption, and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of holders thereof to receive the redemption price therefor, but without interest. All shares of $4.80 Preferred Stock redeemed, purchased, retired or surrendered to the corporation, or otherwise acquired in any manner by the corporation, whether upon exchange or otherwise, shall be cancelled and shall not be reissued; and at any time, and from time to time, upon the reacquisition by the corporation of any shares of $4.80 Preferred Stock, by whatever means, and upon the filing and recording of the necessary certificate referred to in
         Section 244(c) of the Delaware Corporation Law, or other applicable requirements, if any, of the laws of the State of Delaware, or if no certificate is then so required, the authorized Capital Stock of the corporation will be reduced and the Certificate of Incorporation accordingly amended without further action by the stockholders.

                           3. In the event of any liquidation, dissolution or winding up of the affairs of the corporation, either voluntary or involuntary, the holders of the $4.80 Preferred Stock shall be entitled to receive $100 per share, together with a sum equal to any and all accrued dividends thereon before any distribution or payment shall be made to the holders of any stock ranking junior to the $4.80 Preferred Stock. Upon the payment in full to the holders of the $4.80 Preferred Stock of the preferential amounts aforesaid and to the holders of any series of Preferred Stock the preferential amount thereof, all of the remaining assets and funds of the corporation shall be distributed among the holders of the Common Stock. A statutory merger or consolidation of the corporation into or with another corporation or corporations, or the transfer by the corporation of substantially all of its assets to another corporation in consideration of securities or stock in such other corporation shall not be deemed to be a liquidation, dissolution or winding up of the affairs of the corporation within the meaning of this paragraph.

                           4. The holders of the $4.80 Preferred Stock as such shall not be entitled to vote at any stockholders' meeting; provided, however, that in the event of default in the payment of dividends upon the $4.80 Preferred Stock and such default shall continue so that at any time such dividends shall be in arrears to the extent of four or more quarterly dividend payments, then the holders of the $4.80 Preferred Stock shall have the same voting rights as the holders of the Common Stock, namely, one vote for each share of stock. If, at any time after the holders of the $4.80 Preferred Stock have become entitled to vote as aforesaid, all accrued dividends on such $4.80 Preferred Stock shall have been paid, or if all of such $4.80 Preferred Stock shall have been redeemed or called for redemption, and the redemption price thereof paid or set apart, then the voting power of the holders of such $4.80 Preferred Stock shall cease.

C.       COMMON STOCK

                           1. The authorized but unissued shares of Common Stock as well as any shares of Common Stock held as treasury shares may be issued from time to time, at such time or times, in such amounts and manner, for such consideration, whether in cash or property or otherwise, and to such persons as may be fixed and determined by the Board of Directors of the corporation.

                           2. After the requirements with respect to preferential dividends on the Preferred Stock (fixed in accordance with the provisions of Paragraph A of this Article IV), if any, and the $4.80 Preferred Stock shall have been met and after the corporation shall have complied with all the requirements, if any, with respect to the setting aside of sums as sinking funds or redemption or purchase accounts (fixed in accordance with the provisions of Paragraphs A and B of this Article IV), and subject further to any other conditions which may be fixed in accordance with the provisions of Paragraphs A and B of this Article IV, then and not otherwise the holders of Common Stock shall be entitled to receive such dividends as may be declared from time to time by the Board of Directors.

                           3. After distribution in full of the preferential amount, if any, (fixed in accordance with the provisions of Paragraph A of this Article IV), to be distributed to the holders of Preferred Stock in the event of voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding-up of the corporation and of the preferential amount to be so distributed to the holders of the $4.80 Preferred Stock, the holders of Common Stock shall be entitled to receive all the remaining assets of the corporation, tangible and intangible, of whatever kind available for distribution to the holders of Common Stock ratably in proportion to the number of shares of Common Stock held by them respectively.

                           4. Except as may otherwise be required by law, each holder of Common Stock shall have one vote in respect of each share of Common Stock held by him on all matters upon which he is entitled to vote.

D.       OTHER PROVISIONS

                           1. No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the corporation shall have any preemptive right to purchase or subscribe for any unissued stock of any class or series or any additional shares of any class or series to be issued by reason of any increase of the authorized capital stock of the corporation, or bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock of the corporation of any class or series, or carrying any right to purchase stock of any class or series, but any such unissued stock, additional authorized issue of shares of any class or series of stock or securities convertible into or exchangeable for stock, or carrying any right to purchase stock, may be issued and disposed of pursuant to resolution or resolutions of the Board of Directors to such persons, firms, corporations or associations, and upon such terms as may be deemed advisable by the Board of Directors, in its sole discretion.

                           2. The authorized amount of shares of Common Stock, Preferred Stock and $4.80 Preferred Stock may be increased or decreased, without a class or series vote, from time to time by the affirmative vote of the holders of a majority of the stock of the corporation entitled to vote thereon.

               CERTIFICATE OF DESIGNATION, RIGHTS AND PREFERENCES
                                       OF
                    $3.50 CUMULATIVE EXCHANGEABLE REDEEMABLE
                                 PREFERRED STOCK
                                       OF
                          INTERSTATE BRANDS CORPORATION

--------------------------------------------------------------------------------

                     Pursuant to Section 151 of the General
                    Corporation Law of the State of Delaware

--------------------------------------------------------------------------------

                  1. DESIGNATION. There is hereby designated a series of Preferred Stock known as the "$3.50 Cumulative Exchangeable Redeemable Preferred Stock" (the "Preferred Stock"), no par value, consisting of 3,500,000 shares, issuable by Interstate Brands Corporation (the "Company") pursuant to authority granted to the Board of Directors in Article IV of the Company's Restated Certificate of Incorporation, as amended, which authorizes the issuance of preferred stock having such rights and other terms as may be determined by tie Board of Directors.

                  2. DIVIDENDS. Subject to the rights and preferences of the holders of any, series of preferred stock of the Company ranking senior to the Preferred Stock, the holders of shares of the Preferred Stock shall be entitled to receive, out of the assets of the Company available for the payment of dividends under the provisions of the General Corporation Law of the State of Delaware and as and when declared by the Board of Directors, dividends payable quarterly at a rate of $3.50 per share per annum on the first day of January, April, July and October in each year ("Dividend Payment Date") commencing with the first Dividend Payment Date after the first issuance of shares of the Preferred Stock except that if such date is not a business day then such dividend shall be payable on tie next succeeding business day. (As used herein, the term "business day" shall mean any day except a Saturday, Sunday or day on which banking institutions are authorized or required by law to close in the City of New York or in Kansas City, Missouri.) Such dividends shall begin to accrue and be cumulative on outstanding shares of the Preferred Stock (whether or not in any quarterly period there shall be assets of the Company legally available for the payment of such dividends) commencing on the date of initial issuance. Such dividends shall be paid to the holders of record of shares of the Preferred Stock as they appear on the stock register of the Company on such date, not exceeding thirty (30) days preceding the Dividend Payment Date thereof, as shall be fixed by the Board of Directors of the Company. Dividend arrearages for any past dividend periods may be declared and paid at any time, without reference to any Dividend Payment Date, to holders of record on such date, not exceeding forty-five (45) days preceding the payment (late thereof, as may be fixed by the Board of Directors of the Company. Such dividends shall be payable in cash; provided, however, that for the first twenty (20) quarterly dividend periods after April 29, 1988, such dividends may be paid in additional shares of the Preferred Stock if the Board of Directors of the Company so directs at a rate of .035 shares of Preferred Stock for each 87.5 cents of such dividend not paid in cash. The issuance of such Preferred Stock shall constitute full payment of such dividend. Additional shares of the Preferred Stock issued in payment of dividends on then outstanding shares of the Preferred Stock shall. be valued at the Liquidation Preference (as defined below) thereof. Only whole shares of the Preferred Stock shall be issued upon the payment of dividends in additional shares of the Preferred Stock. In lieu of any fraction of a share of the Preferred Stock, each holder otherwise entitled to receive such fractional share shall receive a payment in cash equal to (i) his proportionate interest in the net proceeds from the sale on the open market of the aggregate number of fractional shares of such Preferred Stock or (ii) if no open market sale can be effected, an amount to be determined by the Board of Directors of the Company based upon his proportionate interest in such Preferred Stock. Dividends on shares of the Preferred Stock issued as dividends shall begin to accrue and be cumulative on outstanding shares of such Preferred Stock commencing on the Dividend Payment Date on which such Preferred Stock is issued. Notwithstanding anything contained herein to the contrary, no cash dividends on shares of the Preferred Stock shall be declared by the Board of Directors of the Company or paid or set apart for payment by the Company at such time as the terms and provisions of any contract or other agreement of the Company or any of its subsidiaries entered into or assumed at or prior to April 29, 1988, or any refinancings of such contracts or agreements, prohibit such declaration, payment or setting apart fox payment or provide that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder; provided, however, that nothing contained herein shall in any way or under any circumstances be construed or deemed to require the Board of Directors of the Company to declare or the Company to pay or set apart for payment any dividends on shares of the Preferred Stock, whether or not permitted by any of such agreements. The failure of the Board of Directors of the Company to declare a cash dividend in reliance upon the immediately preceding sentence shall not in any way or under any circumstances be construed or deemed to prevent the accrual of such undeclared dividend.

                  3. SCHEDULED REDEMPTIONS. On the first quarterly Dividend Payment Date following each of the sixteenth (16th) through nineteenth (19th) anniversaries of April 29, 1988, the Company shall redeem for cash an amount of the Preferred Stock equal to twenty percent (20%) of 1,507,473 shares of the Preferred Stock less any shares of the Preferred Stock optionally redeemed prior to the sixteenth (16th) anniversary of April 29, 1988, and on the twentieth
(20th) anniversary of April 29, 1988, the Company shall redeem for cash all shares of the Preferred Stock then outstanding (all such dates being referred to herein as the "Scheduled Redemption Dates"), at a redemption price equal to the Liquidation Preference (as defined below) per share of the Preferred Stock plus any accrued and unpaid dividends thereon, whether or not declared, to the date fixed for redemption (the "Redemption Price"). If the assets of the Company legally available for redemption of the Preferred Stock on any Scheduled Redemption Date are insufficient to redeem such Preferred Stock on such date, funds to the extent legally available for such purpose shall be used to redeem the number of shares of the Preferred Stock which legally may be redeemed. At any time thereafter when additional funds of the Company are legally available for the redemption of the Preferred Stock, such funds shall be used immediately to redeem the balance of the shares of the Preferred Stock required to be redeemed on such Scheduled Redemption Date.

                  4. OPTION REDEMPTION. All or any part of the Preferred Stock may b(t redeemed by the Company at its election at any time and from time to time in whole or in part, by resolution of the Board of Directors upon thirty
(30) days' notice to each holder of record of shares of the Preferred Stock at a cash price per share equal to the Redemption Price; provided, however, that if and when any quarterly dividend shall have accrued on the Preferred Stock and shall not have been paid or declared and a sufficient sum set apart for payment, the Company may not redeem any shares of the Preferred stock unless all shares of the Preferred Stock then outstanding are redeemed. No redemption under this provision shall diminish in any respect the Company's obligation to make the Scheduled Redemptions as provided in Section 3.

                  5. SELECTION OF THE PREFERRED STOCK TO BE REDEEMED. If less than all of the outstanding shares of the Preferred Stock not previously called for redemption are to be redeemed pursuant to Section 3 or Section 4, the Board of Directors of the Company shall select the shares of the Preferred Stock, as nearly as practicable to the nearest whole share, to be redeemed from outstanding shares not previously called for redemption by lot or pro rata as determined by the Board of Directors of the Company, in their sole discretion; provided, however, that the Board of Directors of the Company may in selecting shares for redemption choose to redeem all shares of the Preferred Stock held by holders of a number of such shares not to exceed one hundred (100).

                  6. NOTICE OF REDEMPTION. At least thirty (30) days but not more than sixty (60) days prior to the date fixed for any redemption of shares of the Preferred Stock, written notice of such redemption shall be mailed to each holder of record of shares of the Preferred Stock to be redeemed at the address shown on the stock transfer books of the Company or, if no such address appears or is given, at the place where the principal executive office of the Company is located; provided, however, that no failure to give such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to the holder to whom the Company has failed to give such notice or except as to the holder whose notice was defective. Each such notice shall specify (i) the number of shares to be redeemed from such holder, (ii) the date fixed for redemption, (iii) the Redemption Price, (iv) the place or places at which payment may be obtained, and
(v) that dividends on the shares to be redeemed shall cease to accrue on the date fixed for such redemption.

                  7. STATUS OF SHARES OF PREFERRED STOCK UPON REDEMPTION. Upon surrender of the certificates for any shares of the Preferred Stock so redeemed, such shares of Preferred Stock shall be redeemed by the Company at the required Redemption Price. In case fewer than all the shares of Preferred Stock represented by any such certificate are redeemed, a new certificate or certificates shall be issued representing the unredeemed shares of Preferred Stock without cost to the holder thereof. Unless there shall have been a default in payment of the Redemption Price, from and after any date fixed for redemption, dividends on the shares of the Preferred Stock so called for redemption shall cease to accrue, such shares of Preferred Stock stall no longer be deemed to be outstanding and shall not have the status of shares of Preferred Stock, and all rights of the holders thereof as stockholders of the Company (except the right to receive from the Company the Redemption Price without interest) shall cease with respect to such shares. If at any time the Company shall have irrevocably deposited in trust with a trustee for the pro rata benefit of the holders of the shares of the Preferred Stock money or direct non-callable obligations of the United States maturing as to principal and interest in such amounts and at such times as are sufficient to pay all future dividends on and the Redemption Price of the Preferred Stock at the scheduled dividend payment dates and scheduled redemption thereof, then, from and after the date on which such provision has been made, such Preferred Stock shall no longer be deemed to be outstanding except for purposes of accruals of quarterly dividends and shall not have the status of shares of Preferred Stock, and all rights of the holders thereof as stockholders of the Company (except the right to receive from the Company quarterly dividends and the Redemption Price without interest) shall cease with respect to such shares. From and after any date fixed for redemption, shares of the Preferred Stock redeemed by the Company shall be restored to the status of authorized but unissued shares of preferred stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors of the Company.

                  8. RANKING. The Preferred Stock shall, with respect to dividend payments and rights upon liquidation, winding up and dissolution of the company, rank junior to the Company's $12.00 Cumulative Exchangeable Redeemable Preferred Stock, the Company's $10.00 Cumulative Exchangeable Redeemable Preferred Stock, the Company's $4.80 Dividend Cumulative Preferred Stock and all other classes of capital stock of the company hereafter designated and which by their terms rank senior to the Preferred Stock with respect to either dividend rights or rights on liquidation, winding up or dissolution (collectively, the "Senior Securities"). The Preferred Stock shall rank senior to the Company's common stock, $.10 par value (the "Common Stock"), and to any other securities of the Company that are not Senior Securities (such Common Stock and other junior securities being collectively referred to herein as the "Junior Securities"). There are no restrictions or limitations an the ability of the Company to authorize, designate or issue additional classes or shares of Senior Securities.

                  9. LIQUIDATION, DISSOLUTION OR WINDING UP. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, holders of the Preferred Stock shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders, whether from capital, surplus or earnings, an amount in cash equal to $25.00 per share (the "Liquidation Preference"), plus any accrued and unpaid dividends to the date fixed for liquidation, dissolution or winding up, whether or not declared, before any distribution is made on any Junior Securities, including the Common Stock. If upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, the assets of the Company available for distribution to holders of the Preferred Stock shall be insufficient to pay the holders of outstanding Preferred Stock the full amounts to which they shall be entitled under this Section 9, the holders of the Preferred Stock shall share equally and ratably in any distribution of assets of the Company in proportion to the full Liquidation Preference to which each is entitled. After payment of the full amount of Liquidation Preference to which they are entitled plus all accrued and unpaid dividends, whether or not declared, the holders of the Preferred Stock shall not be entitled to any further participation in any distribution of assets of the Company. However, neither the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities, or other consideration) of all or substantially all of the property or assets of the Company, nor the consolidation or merger of the Company with any other corporation, shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the Company. If the terms of any other preferred stock of the Company require the Company to redeem such preferred stock upon the sale of all or substantially all of the assets of the Company, then the Preferred Stock shall be required to be redeemed on the same terms and conditions and in accordance with the terms of Sections 3, 4, 5 and 6. Liquidating distributions may not be made with respect to any Junior Securities without provision having been made for the payment in full of the aggregate Liquidation Preference of then outstanding shares of the Preferred Stock and all accrued and unpaid dividends, whether or not declared.

                  10. VOTING RIGHTS. Except as otherwise provided by law, the entire voting power for the election of directors and for all other purposes shall be vested exclusively in the holders of the outstanding Common Stock; provided, however, that the holders of the Preferred Stock, voting as a class, shall have the right to elect two (2) additional directors to the Board of Directors of the Company if and when (i) the Company shall have failed to declare and pay an aggregate of six (6) consecutive quarterly dividends or (ii) the Company shall have failed to redeem shares of Preferred Stock that are subject to scheduled redemption as provided in Section 3. Such directors shall be entitled to serve on the Board of Directors until all accumulated and unpaid dividends have been paid on the Preferred Stock or the shares of the Preferred Stock required to be redeemed shall have been redeemed (either of such periods hereinafter called the "Class Voting Period"). The Board of Directors of the Company shall take all actions necessary to effect the election of two (2) directors by the holders of the Preferred Stock under this Section 10, including without limitation, taking such actions as may be necessary to expand the number of directors comprising the Board and calling a special meeting of the holders of the Preferred Stock for the purpose of electing such persons. Upon the expiration of any Class Voting Period, the term of office of all directors elected by the holders of the Preferred Stock shall terminate and the number of directors constituting the Board of Directors of the Company shall, without further action, be reduced by two (2).

                  Any director who shall have been elected by holders of the Preferred Stock may be removed at any time during a Class Voting Period, either with or without cause, only by the affirmative vote of the holders of record of a majority of the outstanding shares of the Preferred Stock, and any vacancy thereby created maybe filled during such Class Voting Period only by the holders of the Preferred Stock.

                  In connection with any matter on which holders of the Preferred Stock are entitled to vote including, without limitation, the election of directors as set forth in this Section 10 or any matter on which the holders of the Preferred Stock are entitled to vote as a class or otherwise pursuant to the General Corporation Law of the State of Delaware or the provisions of the Certificate of Incorporation of the Company, each holder of the Preferred Stock shall be entitled to one vote for each share of Preferred Stock held by such holder.

                  11. CERTAIN RESTRICTIONS. The Company shall not pay dividends or make distributions on or repurchase any of its Junior Securities, other than dividends payable in Junior Securities, if any dividend payment, whether or not declared, on or with respect to any shares of the Preferred Stock shall not have been paid in full or provision for payment in full shall not have been made at or prior to the regular quarterly Dividend Payment Date therefor; provided, however, that redemptions or repurchases of Junior Securities from any director, member of management or employee of the company, its parent, or any of its subsidiaries (collectively, the "Management Stockholders") in connection with any termination of employment of any such Management Stockholder shall be permitted without regard to the foregoing limitation so long as the net aggregate cash payments for or in respect of such redemptions or repurchases of Junior Securities shall not exceed $2,000,000 in any calendar year; provided further, however, that the net amount available for such redemptions or repurchases at any time shall be increased to the extent that less than the full amounts available in preceding years were expended in such years, but in any event shall be subject to maximum aggregate cash payments of $4,000,000 in any calendar year. The maximum amounts specified in the immediately preceding sentence shall be increased by an amount equal to (i) the net proceeds from the issuance of any Junior Securities (x) to Management Stockholders after April 29, 1988, or (y) to any persons if the proceeds of such offering are designated by the Board of Directors as being for the purpose of redeeming or repurchasing Junior Securities, less
(ii) any prior redemptions or repurchases of Junior Securities by the Company from the Management Stockholders.

                  12. EXCHANGE PROVISIONS. On any Dividend Payment Date, the Company, at its sole option, may require the exchange of all or any part of the shares of the Preferred Stock then outstanding for the Company's 14% Junior Subordinated Exchange Debentures (the "Exchange Debentures") on not less than thirty (30) nor more than sixty (60) days' notice so long as no default shall have occurred and be continuing in respect of any indebtedness of the Company with an aggregate unpaid principal amount in excess of $5,000,000. Holders of record of outstanding shares of the Preferred Stock as they appear on the stock register of the Company at the close of business on the record date for such exchange shall be entitled to receive Exchange Debentures having a principal amount equal to the Liquidation Preference plus any accrued and unpaid dividends, whether or not declared, to the date of such exchange in exchange for each share of Preferred Stock held by them. At the time of such exchange (the "Exchange Date"), the rights of the holders of the Preferred Stock then outstanding as stockholders of the Company shall cease (except for the right to receive the Exchange Debentures) and the persons entitled to receive the Exchange Debentures issuable upon exchange shall be treated for all purposes as the holders of record of such Exchange Debentures. In the event such exchange would result in the issuance of any Exchange Debenture in a principal amount which is less than $1,000 or which is not an integral multiple of $1,000, each holder of Preferred Stock otherwise entitled to the Exchange Debentures shall be entitled to receive a cash payment in lieu thereof equal to (i) such holder's proportionate interest in the net proceeds from the sale on the open market of the aggregate amount of such Exchange Debentures or (ii) if no open market sale can be effected, an amount to be determined by the Board of Directors of the Company based upon such holder's proportionate interest in such Exchange Debentures. The person or persons entitled to receive the Exchange Debentures issuable upon exchange shall be treated for all purposes as the registered holder or holders of such Exchange Debentures as of the Exchange Date. The Exchange Debentures will be issued under an Indenture between the Company, as successor to Interstate Bakeries Corporation, and United Missouri Bank of Kansas City, N.A., as trustee (the "Indenture") substantially in the form filed as an Exhibit to the Registration Statement of Interstate Bakeries Corporation on Form S-4 as filed with the Securities and Exchange Commission (File No. 33-20549). The Exchange Debentures shall have the terms and benefits provided in the Indenture.

                  13. SELECTION OF PREFERRED STOCK TO BE EXCHANGED. If less than all of the outstanding shares of the Preferred Stock are to be exchanged pursuant to Section 12, the Board of Directors of the Company shall select the shares of the Preferred Stock, as nearly as practicable to the nearest whole share, to be exchanged from the outstanding shares by lot or pro rata as determined by the Board of Directors of the Company, in their sole discretion; provided, however, that the Board of Directors of the Company may in selecting shares to be exchanged choose to exchange all shares of the Preferred Stock held by holders of a number of such shares not to exceed one hundred (100).

                  14. NOTICE OF EXCHANGE. At least thirty (30) days but not more than sixty (60) days prior to the Exchange Date, written notice of such exchange shall be mailed to each holder of record of shares of the Preferred Stock to be exchanged at the address shown on the stock transfer books of the Company. Each such notice shall specify (i) the number of shares of the Preferred

Stock to be received in the exchange from each holder, (ii) the principal amount of Exchange Indentures to be issued in exchange for such shares, (iii) the Exchange Date, (iv) the place or places at which the shares of the Preferred Stock shall be exchanged for Exchange Debentures, and (v) that dividends on the shares to be exchanged shall cease to accrue on the Exchange Date.

                  15. STATUS OF SHARES OF PREFERRED STOCK UPON EXCHANGE. Upon surrender of the certificates for any of the Preferred stock so exchanged, such shares of Preferred Stock shall be exchanged by the Company at the required exchange rate. In case fewer than all the shares of Preferred Stock by any such certificate are exchanged, a new certificate or certificates shall be issued representing the unexchanged shares of Preferred Stock without cost to the holder thereof. From and after any date fixed for exchange, dividends on the shares of the Preferred Stock so called for exchange shall cease to accrue, such shares of Preferred Stock shall no longer be deemed to be outstanding and shall not have the status of shares of Preferred Stock, and all rights of the holders thereof as stockholders of the Company (except the right to receive from the Company the Exchange Debentures upon exchange) or the right to receive cash payments in lieu thereof shall cease with respect to such shares. From and after any date fixed for exchange, shares of Preferred Stock exchanged for the Exchange Debentures shall be restored to the status of authorized but unissued shares of preferred stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors of :he Company.

                  16. The effective date of the Designation of this Corporation is to be June 2, 1990.

                  IN WITNESS WHEREOF, said Interstate Brands Corporation has caused this Certificate to be signed and attested this 1st day of June, 1990.

                                      INTERSTATE BRANDS CORPORATION


                                      By: /s/ Charles A. Sullivan
                                          ------------------------------
                                          Charles A. Sullivan, President

ATTEST:


/s/ Ray Sandy Sutton
------------------------------
Ray Sandy Sutton, Secretary

               CERTIFICATE OF DESIGNATION, RIGHTS AND PREFERENCES
                                       OF
                    $10.00 CUMULATIVE EXCHANGEABLE REDEEMABLE
                                 PREFERRED STOCK
                                       OF
                          INTERSTATE BRANDS CORPORATION

--------------------------------------------------------------------------------

                     Pursuant to Section 151 of the General
                    Corporation Law of the State of Delaware

--------------------------------------------------------------------------------

                  1. DESIGNATION. There is hereby designated a series of Preferred Stock known as the "$10.00 Cumulative Exchangeable Redeemable Preferred Stock" (the "Preferred Stock"), no par value, consisting of 350,000 shares, issuable by Interstate Brands Corporation (the "Company") pursuant to authority granted to the Board of Directors in Article IV of the Company's Restated Certificate of Incorporation, as amended, which authorizes the issuance of preferred stock having such rights and other terms as may be determined by the Board of Directors.

                  2. DIVIDENDS. Subject to the rights and preferences of the holders of any series of preferred stock of the Company ranking senior to the Preferred Stock, the holders of shares of the Preferred Stock shall be entitled to receive, out of the assets of the Company available for the payment of dividends under the provisions of the General Corporation Law of the State of Delaware and as and when declared by the Board of Directors, dividends payable quarterly at a rate of $10.00 per share per annum on the first day of January, April, July and October in each year ("Dividend Payment Date") commencing with the first Dividend Payment Date after the first issuance of shares of the Preferred Stock except that if such date is not a business day then such dividend shall be payable on the next succeeding business day. (As used herein, the term "business day" shall mean any day except a Saturday, Sunday or day on which banking institutions are authorized or required by law to close in the City of New York or in Kansas City, Missouri.) Such dividends shall begin to accrue and be cumulative on outstanding shares of the Preferred Stock (whether or not in any quarterly period there shall be assets of the Company legally available for the payment of such dividends) commencing on the date of initial issuance. Such dividends shall be paid to the holders of record of shares of the Preferred Stock as they appear on the stock register of the Company on such date, not exceeding thirty (30) days preceding the Dividend Payment Date thereof, as shall be fixed by the Board of Directors of the Company. Dividend arrearages for any past dividend periods may be declared and paid at any time, without reference to any Dividend Payment Date, to holders of record on such date, not exceeding forty-five (45) days preceding the payment late thereof, as may be fixed by the Board of Directors of the Company. Such dividends shall be payable in cash; provided, however, that for the first twenty-four (24) quarterly dividend periods after April 29, 1988, such dividends may be paid in additional shares of the Preferred Stock if the Board of Directors of the Company so directs at a rate of .025 shares of Preferred Stock for each $2.50 of such dividend not paid in cash. The issuance of such Preferred Stock shall constitute full payment of such dividend. Additional shares of the Preferred Stock issued in payment of dividends on then outstanding shares of the Preferred Stock shall be valued at the Liquidation Preference (as defined below) thereof. Only whole shares of the Preferred stock shall be issued upon the payment of dividends in additional shares of the Preferred Stock. In lieu of any fraction of a share of the Preferred Stock, each holder otherwise entitled to receive such fractional share shall receive a payment in cash equal to (i) his proportionate interest in the net proceeds from the sale on the open market of the aggregate number of fractional shares of such Preferred Stock or
(ii) if no open market sale can be effected, an amount to be determined by the Board of Directors of the Company based upon his proportionate interest in such Preferred Stock. Dividends on shares of the Preferred Stock issued as dividends shall begin to accrue and be cumulative on outstanding shares of such Preferred Stock commencing on the Dividend Payment Date on which such Preferred Stock is issued. Notwithstanding anything contained herein to the contrary, no cash dividends on shares of the Preferred Stock shall be declared by the Board of Directors of the Company or paid or set apart for payment by the Company at such time as the terms and provisions of any contract or other agreement of the Company or any of its subsidiaries entered into or assumed at or prior to April 29, 1988 or any refinancings of such contracts or agreements, prohibit such declaration, payment or setting apart for payment or provide that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder; provided, however, that nothing contained herein shall in any way or under any circumstances be construed or deemed to require the Board of Directors of the Company to declare or the Company to pay or set apart for payment any dividends on shares of the Preferred Stock, whether or not permitted by any of such agreements. The failure of the Board of Directors of the Company to declare a cash dividend in reliance upon the immediately preceding sentence shall not in any way or under any circumstances be construed or deemed to prevent the accrual of such undeclared dividend.

                  3. SCHEDULED REDEMPTIONS. On the first quarterly Dividend Payment Date following both the sixteenth (16th) and seventeenth (17th) anniversaries of April 29, 1988, the Company shall redeem for cash an amount of the Preferred Stock equal to twenty percent (20%) of 128,000 shares of the Preferred Stock less any shares of the Preferred Stock optionally redeemed prior to the sixteenth (16th) anniversary of April 29, 1988, and on the eighteenth
(18th) anniversary of April 29, 1988, the Company shall redeem for cash all shares of the Preferred Stock then outstanding (all such dates being referred to herein as the "Scheduled Redemption Dates"), at a redemption price equal to the Liquidation Preference (as defined below) per share of the Preferred Stock plus any accrued any unpaid dividends thereon, whether or not declared, to the date fixed for redemption (the "Redemption Price"). If the assets of the Company legally available for redemption of the Preferred Stock on any Scheduled Redemption Date are insufficient to redeem such Preferred Stock on such date, funds to the extent legally available for such purpose shall be used to redeem the number of shares of the Preferred Stock which legally may be redeemed. At any time thereafter when additional funds of the Company are legally available for the redemption of the Preferred Stock, such funds shall be used immediately to redeem the balance of the shares of the Preferred Stock required to be redeemed on such Scheduled Redemption Date.

                  4. OPTIONAL REDEMPTION. All or any part of the Preferred Stock may be redeemed by the Company at its election at any time and from time to time in whole or in part, by resolution of the Board of Directors upon thirty (30) days' notice to each holder of record of shares of the Preferred Stock at a cash price per share equal to the Redemption Price, provided, however, that if and when any quarterly dividend shall have accrued on the Preferred Stock and shall not have been paid or declared and a sufficient sum set apart for payment, the Company may not redeem any shares of the Preferred Stock unless all shares of the Preferred Stock then outstanding are redeemed. No redemption under this provision shall diminish in any respect the Company's obligation to make the Scheduled Redemptions as provided in Section 3.

                  5. SELECTION OF THE PREFERRED STOCK TO BE REDEEMED. If less than all of the outstanding shares of the Preferred Stock not previously called for redemption are to be redeemed pursuant to Section 3 or Section 4, the Board of Directors of the Company shall select the shares of the Preferred Stock, as nearly as practicable to the nearest whole share, to be redeemed from outstanding shares not previously called for redemption by lot or pro rata as determined by the Board of Directors of the Company, in their sole discretion; provided, however, that the Board of Directors of the Company may in selecting shares for redemption choose to redeem all shares of the Preferred Stock held by holders of a number of such shares not to exceed one hundred (100).

                  6. NOTICE OF REDEMPTION. At least thirty (30) days but not more than sixty (60) days prior to the date fixed for any redemption of shares of the Preferred Stock, written notice of such redemption shall be mailed to each holder of record of shares of the Preferred Stock to be redeemed at the address shown on the stock transfer books of the company or, if no such address appears or is given, at the place where the principal executive office of the Company is located; provided, however, that no failure to give such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to the holder to whom the Company has failed to give such notice or except as to the holder whose notice was defective. Each such notice shall specify (i) the number of shares to be redeemed from such holder, (ii) the date fixed for redemption, (iii) the Redemption Price, (iv) the place or places at which payment may be obtained, and
(v) that dividends on the shares to be redeemed shall cease to accrue on the date fixed for such redemption.

                  7. STATUS OF SHARES OF PREFERRED STOCK UPON REDEMPTION. Upon surrender of the certificates for any shares of the Preferred Stock so redeemed, such shares of Preferred Stock shall be redeemed by the Company at the required Redemption Price. In case fewer than all the shares of Preferred Stock represented by any such certificate are redeemed, a new certificate or certificates shall be issued representing the unredeemed shares of Preferred Stock without cost to the holder thereof. Unless there shall have been a default in payment of the Redemption Price, from and after any date fixed for redemption, dividends on the shares of the Preferred Stock so called for redemption shall cease to accrue, such shares of Preferred Stock shall no longer be deemed to be outstanding and shall not have the status of shares of Preferred Stock, and all rights of the holders thereof as stockholders of the Company (except the right to receive from the Company the Redemption Price without interest) shall cease with respect to such shares. If at any time the Company shall have irrevocably deposited in trust with a trustee for the pro rata benefit of the holders of the shares of the Preferred Stock money or direct non-callable obligations of the United States maturing as to principal and interest in such amounts and at such times as are sufficient to pay all future dividends on and the Redemption Price of the Preferred Stock at the scheduled dividend payment dates and scheduled redemption thereof, then, from and after the date on which such provision has been made, such Preferred Stock shall no longer be deemed to be outstanding except for purposes of accruals of quarterly dividends and shall not have the status of shares of Preferred Stock, and all rights of the holders thereof as stockholders of the Company (except the right to receive from the Company quarterly dividends and the Redemption Price without interest) shall cease with respect to such shares. From and after any date fixed for redemption, shares of the Preferred Stock redeemed by the Company shall be restored to the status of authorized but unissued shares of preferred stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors of the Company.

                  8. RANKING. The Preferred Stock shall, with respect to dividend payments and rights upon liquidation, winding up and dissolution of the Company, rank junior to the Company's $4.80 Dividend Cumulative Preferred Stock. The Preferred Stock shall rank senior to the Company's $12.00 Cumulative Exchangeable Redeemable Preferred Stock, the Company's $3.50 Cumulative Exchangeable Redeemable: Preferred Stock, the Company's common stock, $.10 par value (the "Common Stock"), and all other classes of capital stock of the Company hereafter designated (such Common Stock and other junior securities being collectively referred to herein as the "Junior Securities").

                  9. LIQUIDATION, DISSOLUTION OR WINDING UP. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, holders of the Preferred Stock shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders, whether from capital, surplus or earnings, an amount in cash equal to $100.00 per share (the "Liquidation Preference"), plus any accrued and unpaid dividends to the date fixed for liquidation, dissolution or winding up, whether or not declared, before any distribution is made on any Junior Securities, including the Common Stock. If upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, the assets of the Company available for distribution to holders of the Preferred Stock shall be insufficient to pay the holders of outstanding Preferred Stock the full amounts to which they shall be entitled under this Section 9, the holders of the preferred Stock shall share equally and ratably in any distribution of assets of the Company in proportion to the full Liquidation Preference to which each is entitled. After payment of the full amount of Liquidation Preference to which they are entitled plus all accrued and unpaid dividends, whether or not declared, the holders of the Preferred Stock shall not be entitled to any further participation in any distribution of assets of the Company. However, neither the. voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities, or other consideration) of all or substantially all of the property or assets of the Company, nor the consolidation or merger of the Company with any other corporation, shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the Company. If the terms of any other preferred stock of the Company require the Company to redeem such preferred stock upon the sale of all or substantially all of the assets of the Company, then the Preferred Stock shall be required to be redeemed on the same terms and conditions and in accordance with the terms of Sections 3, 4, 5 and 6. Liquidating distributions may not be made with respect to any Junior Securities without provision having been made for the payment in full of the aggregate Liquidation Preference of then outstanding shares of the Preferred Stock and all accrued and unpaid dividends, whether or not declared.

                  10. VOTING RIGHTS. Except as otherwise provided by law, the entire voting power for the election of directors and for all other purposes shall be vested exclusively in the holders of the outstanding Common Stock; provided, however, that the holders of the Preferred Stock, voting as a class, shall have the right to elect one (1) additional director to the Board of Directors of the Company if and when (i) the Company shall have failed to declare and pay an aggregate of six (6) consecutive quarterly dividends or (ii) the Company shall have failed to redeem shares of Preferred Stock that are subject to scheduled redemption as provided in Section 3. Such director shall be entitled to serve on the Board of Directors until all accumulated and unpaid dividends have been paid on the Preferred Stock or the shares of the Preferred Stock required to be redeemed shall have been redeemed (either of such periods hereinafter called the "Class Voting Period"). The Board of Directors of the "Company shall take all actions necessary to effect the election of one (1) director by the holders of the Preferred stock under this Section 10, including without limitation, taking such actions as may be necessary to expand the number of directors comprising the Board and calling a special meeting of the holders of the Preferred Stock for the purpose of electing such persons. Upon the expiration of any Class Voting Period, the term of office of any director elected by the holders of the Preferred Stock shall terminate and the number of directors constituting the Board of Directors of the Company shall, without further action, be reduced by one (1).

                  Any director who shall have been elected by holders of the Preferred Stock may be removed at any time during a class Voting Period, either with or without cause, only by the affirmative vote of the holders of record of a majority of the outstanding shares of the Preferred Stock and any vacancy thereby created may be filled during such Class Voting Period only by the holders of the Preferred Stock.

                  In connection with any matter on which holders of the Preferred Stock are entitled to vote including, without limitation, the election of a director as set forth in this Section 10 or any matter on which the holders of the Preferred Stock are entitled to vote as a class or otherwise pursuant to the General Corporation Law of the State of Delaware or the provisions of the Certificate of Incorporation of the Company, each holder of the Preferred Stock shall be entitled to one vote for each share of Preferred Stock held by such holder.

                  11. CERTAIN RESTRICTIONS. The Company shall not pay dividends or make distributions on or repurchase any of its Junior Securities, other than dividends payable in Junior securities, if any dividend payment, whether or not declared, on or with respect to any shares of the Preferred Stock shall not have been paid in full or provision for payment in full shall not have been made at or prior to the regular quarterly Dividend Payment Date therefor; provided, however, that redemptions or repurchases of Junior Securities from any director, member of management or employee of the Company, its parent, or any of its subsidiaries (collectively, the "Management Stockholders") in connection with any termination of employment of any such Management Stockholder shall be permitted without regard to the foregoing limitation so long as the net aggregate cash payments for or in respect of such redemptions or repurchases of Junior Securities shall not exceed $5,000,000 in any calendar year; provided further, however, that the net amount available for such redemptions or repurchases at any time shall be increased to the extent that less than the full amounts available in preceding years ware expended in such years, but in any event shall be subject to maximum aggregate cash payments of $10,000,000 in any calendar year. The maximum amounts specified in the immediately preceding sentence shall be increased by an amount equal to (i) the not proceeds from the issuance of any Junior Securities (x) to Management Stockholders after April 29, 1988, or (y) to any persons if the proceeds of such offering are designated by the Board of Directors as being for the purpose of redeeming or repurchasing Junior Securities, less (ii) any prior redemptions or repurchases of Junior Securities by the company from the Management Stockholders.

                  12. EXCHANGE PROVISIONS. On any Dividend Payment Date, the Company, at its sole option, may require the exchange of all or any part of the shares of the Preferred Stock then outstanding for the company's 10% Junior Subordinated Exchange Debentures (the "Exchange Debentures") on not less than thirty (30) nor more than sixty (60) days' notice so long as no default shall have occurred and be continuing in respect of any indebtedness of the Company with an aggregate unpaid principal amount in excess of $5,000,000. Holders of record of outstanding shares of the Preferred Stock as they appear on the stock register of the Company at the close of business on the record date for such exchange shall be entitled to receive Exchange Debentures having a principal amount equal to the Liquidation Preference plus any accrued and unpaid dividends, whether or not declared, to the date of such exchange in exchange for each share of Preferred Stock held by them. At the time of such exchange (the "Exchange Date"), the rights of the holders of the Preferred Stock then outstanding as stockholders of the Company shall cease (except for the right to receive the Exchange Debentures) and the persons entitled to receive the Exchange Debentures issuable upon exchange shall be treated for all purposes as the holders of record of such Exchange Debentures. In the event such exchange would result in the issuance of any Exchange Debenture in a principal amount which is less than $1,000 or which is not an integral multiple of $1,000, each holder of Preferred Stock otherwise entitled to the Exchange Debentures shall be entitled to receive a cash payment in lieu thereof equal to (i) such holder's proportionate interest in the net proceeds from the sale on the open market of the aggregate amount of such Exchange Debentures or (ii) if no open market sale can be effected, an amount to be determined by the Board of Directors of the Company based upon such holder's proportionate interest in such Exchange Debentures. The person or persons entitled to receive the Exchange Debentures issuable upon exchange shall be treated for all purposes as the registered holder or holders of such Exchange Debentures as of the Exchange Date. The Exchange Debentures will be issued under an Indenture between the Company, as successor to Interstate Bakeries Corporation, and The Overland Park State Bank and Trust Company, as trustee (the "Indenture"), substantially in the form filed with the Secretary of the Company. The Exchange Debentures shall have the terms and benefit; provided in the Indenture.

                  13. SELECTION OF PREFERRED STOCK TO BE EXCHANGED. If less than all of the outstanding shares of the Preferred Stock are to be exchanged pursuant to Section 12, the Board of Directors of the Company shall select the shares of the Preferred Stock, as nearly as practicable to the nearest whole share, to be exchanged from the outstanding shares by lot or pro rata as determined by the Board of Directors of the Company, in their sole discretion; provided, however, that the Board of Directors of the Company may in selecting shares to be exchanged choose to exchange all shares of the Preferred Stock held by holders of a number of such shares not to exceed one hundred (100).

                  14. NOTICE OF EXCHANGE. At least thirty (30) days but not more than sixty (60) days prior to the Exchange Date, written notice of such exchange shall be mailed to each holder of record of shares of the Preferred Stock to be exchanged at the address shown on the stock transfer books of the Company. Each such notice shall specify (i) the number of shares of the Preferred Stock to be received in the exchange from each holder, (ii) the principal amount of Exchange Debentures to be issued in exchange for such shares, (iii) the Exchange Date,
(iv) the place or places at which the shares of the Preferred Stock shall be exchanged for Exchange Debentures, and (v) that dividends on the shares to be exchanged shall cease to accrue on the Exchange Date.

                  15. STATUS OF SHARES OF PREFERRED STOCK UPON EXCHANGE. Upon surrender of the certificates for any of the Preferred Stock so exchanged, such shares of Preferred Stock shall be exchanged by the Company at the required exchange rate. In case fewer than all the shares of Preferred Stock by any such certificate are exchanged, a new certificate or certificates shall be issued representing the unexchanged shares of Preferred Stock without cost to the holder thereof. From and after any date fixed for exchange, dividends on the shares of the Preferred Stock so called for exchange shall cease to accrue, such shares of Preferred Stock shall no longer be deemed to be outstanding and shall not have the status of shares of Preferred Stock, and all rights of the holders thereof as stockholders of the Company (except the right to receive from the Company the Exchange Debentures upon exchange) or the right to receive cash payments in lieu thereof shall cease with respect to such shares. From and after any date fixed for exchange, shares of Preferred Stock exchanged for the Exchange Debentures shall be restored to the status of authorized but unissued shares of preferred stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors of the Company.

                  16. The effective date of the Designation of this corporation is to be June 2, 1990.

                  IN WITNESS WHEREOF, said Interstate Brands Corporation has caused this Certificate to be signed and attested this 1st day of June, 1990,

                                      INTERSTATE BRANDS CORPORATION


                                      By: /s/ Charles A. Sullivan
                                          ------------------------------
                                          Charles A. Sullivan, President

ATTEST:


/s/ Ray Sandy Sutton
------------------------------
Ray Sandy Sutton, Secretary

               CERTIFICATE OF DESIGNATION, RIGHTS AND PREFERENCES
                                       OF
                    $12.00 CUMULATIVE EXCHANGEABLE REDEEMABLE
                                 PREFERRED STOCK
                                       OF
                          INTERSTATE BRANDS CORPORATION

--------------------------------------------------------------------------------

                     Pursuant to Section 151 of the General
                    Corporation Law of the State of Delaware

--------------------------------------------------------------------------------

                  1. DESIGNATION. There is hereby designated a series of Preferred Stock known as the "$12.00 Cumulative Exchangeable Redeemable Preferred Stock" (the "Preferred Stock"), no par value, consisting of 850,000 shares, issuable by Interstate Brands Corporation (the "Company") pursuant to authority granted to the Board of Directors in Article IV of the Company's Restated Certificate of Incorporation, as amended, which authorizes the issuance of preferred stock having such rights and other terms as may be determined by the Board of Directors.

                  2. DIVIDENDS. Subject to the rights and preferences of the holders of any series of preferred stock of the Company ranking senior to the Preferred Stock, the holders of shares of the Preferred Stock shall be entitled to receive, out of the assets of the Company available for the payment of dividends under the provisions of the General Corporation Law of the State of Delaware and as and when declared by the Board of Directors, dividends payable quarterly at a rate of $12.00 per share per annum on the first day of January April, July and October in each year ("Dividend Payment Date") commencing with the first Dividend Payment Date after the first issuance of shares of the Preferred Stock except that if such date is not a business day then such dividend shall be payable on the next succeeding business day. (As used herein, the term "business day" shall mean any day except a Saturday, Sunday or day on which banking institutions are authorized or required by law to close in the City of New York or in Kansas City, Missouri.) Such dividends shall begin to accrue and be cumulative on outstanding shares of the Preferred Stock (whether or not in any quarterly period there shall he assets of the Company legally available for the payment of such dividends) commencing on the date of initial issuance. Such dividends shall be paid to the holders of record of shares of the Preferred Stock as they appear on the stock register of the Company on such date, not exceeding thirty (30) days preceding the Dividend Payment Date thereof, as shall be fixed by the Board of Directors of the Company. Dividend arrearages for any past dividend periods may be declared and paid at any time, without reference to any Dividend Payment Date, to holders of record on such date, not exceeding forty-five (45) days preceding the payment late thereof, as may be fixed by the Board of Directors of the Company. Such dividends shall be payable in cash; provided, however, that for the first twenty-four (24) quarterly dividend periods after April 29, 1988, such dividends may be paid in additional shares of the Preferred Stock if the Board of Directors of the Company so directs at a rate of .03 shares of Preferred stock for each $3.00 of such dividend not paid in cash. The issuance of such Preferred Stock shall constitute full payment of such dividend. Additional shares of the Preferred Stock issued in payment of dividends on then outstanding shares of the Preferred Stock shall be valued at the Liquidation Preference (as defined below) thereof. Only whole shares of the Preferred Stock shall be issued upon the payment of dividends in additional shares of the Preferred Stock. In lieu of any fraction of a share of the Preferred Stock, each holder otherwise entitled to receive such fractional share shall receive a payment in cash equal to (i) his proportionate interest in the net proceeds from the sale on the open market of the aggregate number of fractional shares of such Preferred Stock or (ii) if no open market sale can be effected, an amount to be determined by the Board of Directors of the company based upon his proportionate interest in such Preferred Stock. Dividends on shares of the Preferred Stock issued as dividends shall begin to accrue and be cumulative on outstanding shares of such Preferred Stock commencing on the Dividend Payment Date on which such Preferred Stock is issued. Notwithstanding anything contained herein to the contrary, no cash dividends on shares of the Preferred Stock shall be declared by the Board of Directors of the Company or paid or set apart of or payment by the Company at such time as the terms and provisions of any contract or other agreement of the Company or any of its subsidiaries entered into or assumed at or prior to April 29, 1988 or any refinancings of such contracts or agreements, prohibit such declaration, payment or setting apart for payment or provide that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder; provided, however, that nothing contained herein shall in any way or under any circumstances be construed or deemed to require the Board of Directors of the Company to declare or the Company to pay or set apart for payment any dividends on shares of the Preferred Stock, whether or not permitted by any of such agreements. The failure of the Board of Directors of the Company to declare a cash dividend in reliance upon the immediately preceding sentence shall not in any way or under any circumstances be construed or deemed to prevent the accrual of such undeclared dividend.

                  3. SCHEDULED REDEMPTIONS. On the first quarterly Dividend Payment Date following each of the sixteenth (16th) through nineteenth (19th) anniversaries of April 29, 1988, the Company shall redeem for cash an amount of the Preferred Stock equal to twenty percent (20%) of 18,130 shares of the Preferred Stock less any shares of the Preferred Stock optionally redeemed prior to the sixteenth (16th) anniversary of April 29, 1988, and on the twentieth
(20th) anniversary of April 29, 1988, the Company shall redeem for cash all shares of the Preferred Stock then outstanding (all such dates being referred to herein as the "Scheduled Redemption Dates"), at a redemption price equal to the Liquidation Preference (as defined below) per share of the Preferred Stock plus any accrued and unpaid dividends thereon, whether or not declared, to the date fixed for redemption (the "Redemption Price"). If the assets of the Company legally available for redemption of the Preferred Stock on any Scheduled Redemption Date are insufficient to redeem such Preferred Stock on such date, funds to the extent legally available for such purpose shall be used to redeem the number of shares of the Preferred Stock which legally may be redeemed. At any time thereafter when additional funds of the Company are legally available for the redemption of the Preferred Stock, such funds shall be used immediately to redeem the balance of the shares of the Preferred Stock required to be redeemed on such Scheduled Redemption Date.

                  4. OPTIONAL REDEMPTION. All or any part of the Preferred Stock may be redeemed by the Company at its election at any time and from time to time in whole or in part, by resolution of the Board of Directors upon thirty (30) days' notice to each holder of record of shares of the Preferred Stock at a cash price per share equal to the Redemption Price; provided, however, that if and when any quarterly dividend shall have accrued on the Preferred Stock and shall not have been paid or declared and a sufficient sum set apart for payment, the Company may not redeem any shares of the Preferred Stock unless all shares of the Preferred Stock then outstanding are redeemed. No redemption under this provision shall diminish in any respect the Company's obligation to make the Scheduled Redemptions as provided in Section 3.

                  5. SELECTION OF THE PREFERRED STOCK TO BE REDEEMED. If less than all of the outstanding shares of the Preferred Stock not previously called for redemption are to be redeemed pursuant to Section 3 or Section 4, the Board of Directors of the Company shall select the shares of the Preferred Stock, as nearly as practicable to the nearest whole share, to be redeemed from outstanding shares not previously called, for redemption by lot or pro rata as determined by the Board of Directors of the company, in their sole discretion; provided, however, that the Board of Directors of the Company may in selecting shares for redemption choose to redeem all shares of the Preferred Stock held by holders of a number of such shares not to exceed one hundred (100).

                  6. NOTICE OF REDEMPTION. At least thirty (30) days but not more than sixty (60) days prior to the date fixed for any redemption of shares of the Preferred Stock, written notice of such redemption shall be mailed to each holder of record of shares of the Preferred Stock to be redeemed at the address shown on the stock transfer books of the Company or, if no such address appears or is given, at the place where the principal executive office of the Company is located; provided, however, that no failure to give such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to the holder to whom the Company has failed to give such notice or except as to the holder whose notice was defective. Each such notice shall specify (i) the number of shares to be redeemed from such holder, (ii) the date fixed for redemption, (iii) the Redemption Price, (iv) the place or places at which payment may be obtained, and
(v) that dividends on the shares to be redeemed shall cease to accrue on the date fixed for such redemption.

                  7. STATUS OF SHARES OF PREFERRED STOCK UPON REDEMPTION. Upon surrender of the certificates for any shares of the Preferred Stock so redeemed, such shares of Preferred Stock shall be redeemed by the Company at the required Redemption Price. In case fewer than all the shares of Preferred Stock represented by any such certificate are redeemed, a new certificate or certificates shall be issued representing the unredeemed shares of Preferred Stock without cost to the holder thereof. Unless there shall have been a default in payment of' the Redemption Price, from and after any date fixed for redemption, dividends on the shares of the Preferred Stock so called for redemption shall cease to accrue, such shares of Preferred Stock shall no longer be deemed to be outstanding and shall not have the status of shares of Preferred Stock, and all rights of the holders thereof as stockholders of the Company (except the right to receive from the company the Redemption Price without interest) shall cease with respect to such shares. If at any time the Company shall have irrevocably deposited in trust with a trustee for the pro rata benefit of the holders of the shares of the Preferred Stock money or direct non-callable obligations of the United States maturing as to principal and interest in such amounts and at such times as are sufficient to pay all future dividends on and the Redemption Price of the Preferred Stock at the scheduled dividend payment dates and scheduled redemption thereof, then, from and after the date on which such provision has been made, such Preferred Stock shall no longer be deemed to be outstanding except for purposes of accruals of quarterly dividends and shall not have the status of shares of Preferred Stock, and all rights of the holders thereof as stockholders of the Company (except the right to receive from the Company quarterly dividends and the Redemption Price without interest) shall cease with respect to such shares. From and after any date fixed for redemption, shares of the Preferred Stock, redeemed by the Company shall be restored to the status of authorized but unissued shares of preferred stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors of the Company.

                  8. RANKING. The Preferred Stock shall, with respect to dividend payments and rights upon liquidation, winding up and dissolution of the company, rank junior to the company's $10.00 Cumulative Exchangeable Redeemable Preferred Stock, the Company's $4.80 Dividend Cumulative Preferred Stock and all other classes of capital stock of the company hereafter designated and which by their terms rank senior to the Preferred Stock with respect to either dividend rights or rights on liquidation, winding up or dissolution (collectively, the "Senior Securities"). The Preferred Stock shall rank senior to the Company's $3.50 Cumulative Exchangeable Redeemable Preferred Stock, the Company's common stock, $.10 par value (the "Common Stock"), and to any other securities of the Company that are not Senior Securities (such Common Stock and other junior securities being collectively referred to herein as the "Junior Securities"). There are no restrictions or limitations on the ability of the Company to authorize, designate or issue additional classes or shares of Senior Securities.

                  9. LIQUIDATION, DISSOLUTION OR WINDING UP. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, holders of the Preferred Stock shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders, whether from capital, surplus or earnings, an amount in cash equal to $100.00 per share (the "Liquidation Preference"), plus any accrued and unpaid dividends to the date fixed for liquidation, dissolution or winding up, whether or not declared, before any distribution is made on any Junior securities, including the Common Stock. If upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, the assets of the Company available for distribution to holders of the Preferred Stock shall be insufficient to pay the holders of outstanding Preferred Stock the full amounts to which they shall be entitled under this Section 9, the holders of the Preferred Stock shall share equally and ratably in any distribution of assets of the Company in proportion to the full Liquidation Preference to which each is entitled. After payment of the full amount of Liquidation Preference to which they are entitled plus all accrued and unpaid dividends, whether or not declared, the holders of the Preferred Stock shall not be entitled to any further participation in any distribution of assets of the Company. However, neither the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities, or other consideration) of all or substantially all of the property or assets of the Company, nor the consolidation or merger of the Company with any other corporation, shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the Company. If the terms of any other preferred stock of the Company require the Company to redeem such preferred stock upon the sale of all or substantially all of the assets of the Company, then the Preferred Stock shall be required to be redeemed on the same terms and conditions and in accordance with the terms of Sections 3, 4, 5 and 6. Liquidating distributions may not be made with respect to any Junior Securities without provision having been made for the payment in full of the aggregate Liquidation Preference of then outstanding shares of the Preferred Stock and all accrued and unpaid dividends, whether or not declared.

                  10. VOTING RIGHTS. Except as otherwise provided by law, the entire voting power for the election of directors and for all other purposes shall be vested exclusively in the holders of the outstanding Common Stock; provided, however, that the holders of the Preferred Stock, voting as a class, shall have the right to elect one (1) additional director to the Board of Directors of the Company if and when (i) the Company shall have failed to declare and pay an aggregate of six (6) consecutive quarterly dividends or (ii) the Company shall have failed to redeem shares of Preferred Stock that are subject to scheduled redemption as provided in Section 3. Such director shall be entitled to serve on the Board of Directors until all accumulated and unpaid dividends have been paid on the Preferred Stock or the shares of the Preferred Stock required to be redeemed shall have been redeemed (either of such periods hereinafter called the "Class Voting Period"). The Board of Directors of the Company shall take all actions necessary to effect the election of one (1) director by the holders of the Preferred Stock under this Section 10, including without limitation, taking such actions is may be necessary to expand the number of directors comprising the Board and calling a special meeting of the holders of the Preferred Stock for the purpose of electing such persons. Upon the expiration of any Class Voting Period, the term of office of any director elected by the holders of the Preferred Stock shall terminate and the number of directors constituting the Board of Directors of the Company shall, without further action, be reduced by one (1).

                  Any director who shall have been elected by holders of the Preferred stock may be removed at any time during a Class Voting Period, either with or- without cause, only by the affirmative vote of the holders of record of a majority of the outstanding shares of the Preferred Stock and any vacancy thereby created may be filled during such Class Voting Period only by the holders of the Preferred Stock.

                  In connection with any matter on which holders of the Preferred Stock are entitled to vote including, without limitation, the election of a director as set forth in this Section 10 or any matter on which the holders of the Preferred Stock are entitled to vote as a class or otherwise pursuant to the General Corporation Law of the State of Delaware or the provisions of the Certificate of Incorporation of the Company, each holder of the Preferred Stock shall be entitled to one vote for each share of Preferred Stock held by such holder.

                  11. CERTAIN RESTRICTIONS. The Company shall not pay dividends or make distributions on or repurchase any of its Junior Securities, other than dividends payable in Junior Securities, if any dividend payment, whether or not declared, on or with respect to any shares of the Preferred Stock shall not have been paid in full or provision for payment in full shall not have been made at or prior to the regular quarterly Dividend Payment Date therefor; provided, however, that redemptions or repurchases of Junior securities from any director, member of management or employee of the Company, its parent, or any of its subsidiaries (collectively, the

"Management Stockholders") in connection with any termination of employment of any such Management Stockholder shall be permitted without regard to the foregoing limitation so long as the net aggregate cash payments for or in respect of such redemptions or repurchases of Junior Securities shall not exceed $5,000,000 in any calendar year; provided further, however, that the net amount available for such redemptions or repurchases at any time shall be increased to the extent that less than the full amounts available in preceding years were expended in such years, but in any event shall be subject to maximum aggregate cash payments of $10,000,000 in any calendar year. The maximum amounts specified in the immediately preceding sentence shall be increased by an amount equal to
(i) the net proceeds from the issuance of any Junior Securities (x) to Management Stockholders after April 29, 1988, or (y) to any persons if the proceeds of such offering are designated by the Board of Directors as being for the purpose of redeeming or repurchasing Junior Securities, less (ii) any prior redemptions or repurchases of Junior Securities by the Company from the Management Stockholders.

                  12. EXCHANGE PROVISIONS. On any Dividend Payment Date, the Company, at its sole option, may require the exchange of all or any part of the shires of the Preferred Stock then outstanding for the Company's 12% Junior subordinated Exchange Debentures (the "Exchange Debentures") on not less than thirty (30) nor more than sixty (60) days' notice so long as no default shall have occurred and be continuing in respect of any indebtedness of the Company with an aggregate unpaid principal amount in excess of $5,000,000. Holders of record of outstanding shares of the Preferred Stock as they appear on the stock register of the Company at the close of business on the record date for such exchange shall be entitled to receive Exchange Debentures having a principal amount equal to the Liquidation Preference plus any accrued and unpaid dividends, whether or not declared, to the date of such exchange in exchange for each share of Preferred Stock held by them. At the time of such exchange (the "Exchange Date"), the rights of the holders of the Preferred Stock then outstanding as stockholders of the Company shall cease (except for the right to receive the Exchange Debentures) and the persons entitled to receive the Exchange Debentures issuable upon exchange shall be treated for all purposes as the holders of record of such Exchange Debentures. In the event such exchange would result in the issuance of any Exchange Debenture in a principal a-mount which is less than $1,000 or which is not an integral multiple of $1,000, each holder of Preferred Stock otherwise entitled to the Exchange Debentures shall be entitled to receive a cash payment in lieu thereof equal to (i) such holder's proportionate interest in the net proceeds from the sale on the open market of the aggregate amount of such Exchange Debentures or (ii) if no open market sale can be effected, an amount to be determined by the Board of Directors of the Company based upon such holder's proportionate interest in such Exchange Debentures. The person or persons entitled to receive the Exchange Debentures issuable upon exchange shall be treated for all purposes as the registered holder or holders of such Exchange Debentures as of the Exchange Date. The Exchange Debentures will be issued under an Indenture between the Company, as successor to Interstate Bakeries Corporation, and Commercial National Bank of Kansas City, as trustee (the "Indenture"), substantially in the form filed as an Exhibit to the Registration Statement of Interstate Bakeries Corporation on Form S-1 as filed with the Securities and Exchange Commission (File No. 33-20914). The Exchange Debentures shall have the terms and benefits provided in the Indenture.

                  13. SELECTION OF PREFERRED STOCK TO BE EXCHANGED. If less than all of the outstanding shares of the Preferred Stock are to be exchanged pursuant to Section 12, the Board of Directors of the Company shall select the shares of the Preferred Stock, as nearly as practicable, to the nearest whole share, to be exchanged from the outstanding shares by lot or pro rata as determined by the Board of Directors of the Company, in their sole discretion; provided, however, that the Board of Directors of the Company may in selecting shares to be exchanged choose to exchange all shares of the Preferred Stock held by holders of a number of such shares not to exceed one hundred (100).

                  14. NOTICE OF EXCHANGE. At least thirty (30) days but not more than sixty (60) days prior to the Exchange Date, written notice of such exchange shall be mailed to each holder of record of shares of the Preferred Stock to be exchanged at the address shown on the stock transfer books of the Company. Each such notice shall specify (i) the number of shares of the Preferred Stock to be received in the exchange from each holder, (ii) the principal amount of Exchange Debentures to be issued in exchange for such shares, (iii) the Exchange Date,
(iv) the place or places at which the shares of the Preferred Stock shall be exchanged for Exchange Debentures, and (v) that dividends on the shares to be exchanged shall cease to accrue on the Exchange Date.

                  15. STATUS OF SHARES OF PREFERRED STOCK UPON EXCHANGE. Upon surrender of the certificates for any of the Preferred Stock so exchanged, such shares of Preferred Stock shall be exchanged by the Company at the required exchange rate. In case fewer than all the shares of Preferred Stock by any such certificate are exchanged, a new certificate or certificates shall be issued representing the unexchanged shares of Preferred Stock without cost to the holder thereof. From and after any date fixed for exchange, dividends on the shares of the Preferred Stock so called for exchange shall cease to accrue, such shares of Preferred Stock shall no longer be deemed to be outstanding and shall not have the status of shares of Preferred Stock, and all rights of the holders thereof as stockholders of the Company (except the right to receive from the Company the Exchange Debentures upon exchange) or the right to receive cash payments in lieu thereof shall cease with respect to such shares. From and after any date fixed for exchange, shares of Preferred Stock exchanged for the Exchange Debentures shall be restored to the status of authorized but unissued shares of preferred stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors of the Company.

                  16. The effective date of the Designation of this corporation is to be June 2, 1990.

                  IN WITNESS WHEREOF, said Interstate Brands Corporation has caused this Certificate to be signed and attested this 1st day of June, 1990.


                                     INTERSTATE BRANDS CORPORATION


                                     By: /s/ Charles A. Sullivan
                                         ------------------------------
                                         Charles A. Sullivan, President

ATTEST:


/s/ Ray Sandy Sutton
------------------------------
Ray Sandy Sutton, Secretary

                            CERTIFICATE OF AMENDMENT
                                       OF
                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                          INTERSTATE BRANDS CORPORATION


                  Interstate Brands Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware DOES HEREBY CERTIFY:

                  FIRST: That the Board of Directors of Interstate Brands Corporation (the "Corporation") adopted a resolution pursuant to Section 141(i) of the General Corporation Law of the State of Delaware setting forth a proposed amendment to the Restated Certificate of Incorporation filed May 16, 1979, and amended May 31, 1990, through Exhibit A to a Certificate of Merger filed May 31, 1990, of the Corporation. The resolution setting forth the proposed amendment is as follows:

                  RESOLVED, that the Restated Certificate of Incorporation be amended by changing the Article thereof numbered IV so that, as amended, said Article shall be and read as follows:

                           "The total number of shares of all classes of stock
                  which the Corporation shall have authority to issue is Seven Thousand Twenty-Six (7,026) shares; consisting of:

                           (a) Six Thousand Twenty-Six (6,026) shares of $4.80
                  Dividend Cumulative Preferred Stock, without par value (hereinafter referred to as "$4.80 Preferred Stock"); and,

                           (b) One Thousand (1,000) shares of Common Stock, par
                  value $.10 per share (hereinafter referred to as "Common Stock").

         A.       $4.80 PREFERRED STOCK:

                           1. Holders of the $4.80 Preferred Stock shall be entitled to receive, when and as declared from the net profits or from the net assets in excess of capital legally available therefor, cumulative dividends at the rate of $4.80 per share per annum, and no more, payable quarterly, before any dividends shall be declared or paid upon or set apart for the Common Stock, and such dividends shall be cumulative from April 1, 1947. Whenever the cumulative dividends on the $4.80 Preferred Stock for all previous dividend periods and for the current dividend period shall have been declared and paid, or a sum sufficient for the payment thereof set apart, the Board of Directors may declare dividends on the Common Stock out of any remaining net profits or out of any remaining assets in excess of capital to the extent permitted by the Delaware Corporation Law.

                           2. The $4.80 Preferred Stock may be redeemed at any time as a whole or from time to time in part at the option of the Board of Directors upon notice duly given as hereinafter provided, by paying therefor in cash a sum equivalent to $105 per share, together with the amount of any and all accrued dividends thereon. Notice of every such redemption of $4.80 Preferred Stock shall be mailed at least thirty
         (30) days prior to the date therein fixed for such redemption, addressed to the holders of record of the shares to be redeemed at their respective addresses as the same shall appear upon the stock record books of the corporation. If at any time less than the whole of the $4.80 Preferred Stock at the time outstanding shall be called for redemption, the shares so to be redeemed shall be determined by lot or in such other manner as may be approved by the Board of Directors and as may be permitted by the rules of any stock exchange upon which the shares of $4.80 Preferred Stock may at the time be listed. Subject to the limitations and provisions herein contained, the Board of Directors shall have full power and authority to prescribe the manner in which and the terms and conditions upon which the $4.80 Preferred Stock shall be redeemed from time to time. If such notice of redemption shall have been duly given and if, on or before the redemption date specified therein, the funds necessary for such redemption shall have been set aside by the corporation separate and apart from its other funds in trust for the pro rata benefit of the holders of the shares so called for redemption, then, notwithstanding that any certificate for shares of $4.80 Preferred Stock so called for redemption shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding and the right to receive dividends thereon shall cease to accrue from and after the date of redemption, and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of holders thereof to receive the redemption price therefor, but without interest. All shares of $4.80 Preferred Stock redeemed, purchased, retired or surrendered to the corporation, or otherwise acquired in any manner by the corporation, whether upon exchange or otherwise, shall be cancelled and shall not be reissued; and at any time, and from time to time, upon the reacquisition by the corporation of any shares of $4.80 Preferred Stock, by whatever means, and upon the filing and recording of the necessary certificate referred to in Section 244(c) of the Delaware Corporation Law, or other applicable requirements, if any, of the laws of the State of Delaware, or if no certificate is then so required, the authorized Capital Stock of the corporation will be reduced and the Certificate of Incorporation accordingly amended without further action by the stockholders.

                           3. In the event of any liquidation, dissolution or winding up of the affairs of the corporation, either voluntary or involuntary, the holders of the $4.80 Preferred Stock shall be entitled to receive $100 per share, together with a sum equal to any and all accrued dividends thereon before any distribution or payment shall be made to the holders of any stock rating junior to the $4.80 Preferred Stock. Upon the payment in full to the holders of the $4.80 Preferred Stock of the preferential amounts aforesaid and to the holders of any series of Preferred Stock the preferential amount thereof, all of the remaining assets and funds of the corporation shall be distributed among the holders of the Common Stock. A statutory merger or consolidation of the corporation into or with another corporation or corporations, or the transfer by the corporation of substantially all of its assets to another corporation in consideration of securities or stock in such other corporation shall not be deemed to be a liquidation, dissolution or winding up of the affairs of the corporation within the meaning of this paragraph.

                           4. The holders of the $4.80 Preferred Stock as such shall not be entitled to vote at any stockholders' meeting; provided, however, that in the event of default in the payment of dividends upon the $4.80 Preferred Stock and such default shall continue so that at any time such dividends shall be in arrears to the extent of four or more quarterly dividend payments, then the holders of the $4.80 Preferred Stock shall have the same voting rights as the holders of the Common Stock, namely, one vote for each share of stock. If, at any time after the holders of the $4.80 Preferred Stock have become entitled to vote as aforesaid, all accrued dividends on such $4.80 Preferred Stock shall have been paid, or if all of such $4.80 Preferred Stock shall have been redeemed or called for redemption, and the redemption price thereof paid or set apart, then the voting power of the holders of such $4.80 Preferred Stock shall cease.

         B.       COMMON STOCK

                           1. The authorized but unissued shares of Common Stock as well as any shares of Common Stock held as treasury shares may be issued from time to time, at such time or times, in such amounts and manner, for such consideration, whether in cash or property or otherwise, and to such persons as may be fixed and determined by the Board of Directors of the corporation.

                           2. After the requirements with respect to preferential dividends on the $4.80 Preferred Stock shall have been met and after the corporation shall have complied with all the requirements, if any, with respect to the setting aside of sums as sinking funds or redemption or purchase accounts (fixed in accordance with the provisions of Paragraph A of this Article IV), and subject further to any other conditions which may be fixed in accordance with the provisions of Paragraph A of this Article IV, then and not otherwise the holders of Common Stock shall be entitled to receive such dividends as may be declared from time to time by the Board of Directors.

                           3. After distribution in full of the preferential amount to be distributed to the holders of the $4.80 Preferred Stock in the event of voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding-up of the corporation, the holders of Common Stock shall be entitled to receive all the remaining assets of the corporation, tangible and intangible, of whatever kind available for distribution to the holders of Common Stock ratably in proportion to the number of shares of Common Stock held by them respectively,

                           4. Except as may otherwise be required by law, each holder of Common Stock shall have one vote in respect of each share of Common Stock held by him on all matters upon which he is entitled to vote.

         C.       OTHER PROVISIONS

                           1. No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the corporation shall have any preemptive right to purchase or subscribe for any unissued stock of any class or series or any additional shares of any class or series to be issued by reason of any increase of the authorized capital stock of the corporation, or bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock of the corporation of any class or series, or carrying any right to purchase stock of any class or series, but any such unissued stock, additional authorized issue of shares of any class or series of stock or securities convertible into or exchangeable for stock, or carrying any right to purchase stock, may be issued and disposed of pursuant to resolution or resolutions of the Board of Directors to such persons, firms, corporations or associations, and upon such terms as may be deemed advisable by the Board of Directors, in its sole discretion.

                           2. The authorized amount of shares of Common Stock and $4.80 Preferred Stock may be increased or decreased, without a class or series vote, from time to time by the affirmative vote of the holders of a majority of the stock of the corporation entitled to vote thereon."

                  SECOND: That thereafter, the stockholders of the Corporation adopted a resolution by written consent pursuant to Section 228(a) of the General Corporation Law of the State of Delaware approving the proposed amendment to the Restated Certificate of Incorporation of said corporation as stated above in its entirety.

                  THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

                  IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by Charles A. Sullivan, its President, and Ray Sandy Sutton, its Secretary, this 6th day of March, 1992.

                                       INTERSTATE BRANDS CORPORATION


                                       By: /s/ Charles A. Sullivan
                                           -------------------------
                                           President

ATTEST:


/s/ Ray Sandy Sutton
-------------------------
Secretary

                            CERTIFICATE OF OWNERSHIP

                                       AND

                                     MERGER

                                       OF

                           CONTINENTAL BAKING COMPANY

                                      INTO

                          INTERSTATE BRANDS CORPORATION

               PURSUANT TO SECTION 253 OF THE GENERAL CORPORATION
                          LAW OF THE STATE OF DELAWARE


                  Pursuant to Section 253 of the General Corporation Law of the State of Delaware (the "DGCL"), INTERSTATE BRANDS CORPORATION, a Delaware corporation ("Brands"), one of the constituent corporations to and the surviving corporation in a merger (the "Merger") with CONTINENTAL BAKING COMPANY, a Delaware corporation ("CBC"), has executed this Certificate of Ownership and Merger in accordance with Section 103 of the DGCL.

                  Brands hereby certifies as follows:

                  1. Brands is incorporated pursuant to the DGCL.

                  2. CBC is incorporated pursuant to the DGCL.

                  3. Brands owns all of the issued and outstanding shares of capital stock of CBC.

                  4. Section 253 of the DGCL permits the merger of a wholly-owned subsidiary with and into its parent corporation, without the approval of the stockholders of either the parent or subsidiary corporation.

                  5. The Agreement of Merger, dated as of July 24, 1995 (the "Merger Agreement"), between Brands and CBC has been approved, adopted, certified, executed and acknowledged by Brands and CBC pursuant to the following resolutions of the Board of Directors of Brands, duly adopted on July 21, 1995:

                  RESOLVED, that the Board of Directors of Brands (i) has reviewed the form and terms of the Certificate of Merger and (ii) hereby determines that the effectuation of the Merger is in the best interests of Brands and its stockholder, Interstate Bakeries Corporation.

                  FURTHER RESOLVED, that the appropriate officers of Brands are hereby authorized and directed, in the name and on behalf of Brands to (i) execute, deliver and cause to be filed with the appropriate governmental authorities a Certificate of Ownership and Merger, with such modifications or amendments thereto such officers, in their sole discretion, may deem necessary or appropriate, and (ii) take any and all actions necessary to implement and effectuate the Merger Agreement.

                  6. The surviving corporation, which will assume all of CBC's liabilities and obligations, is INTERSTATE BRANDS CORPORATION.

                  IN WITNESS WHEREOF, Brands has caused its corporate seal to be affixed and this Certificate to be signed by Charles A. Sullivan, its Chief Executive Officer, and Ray Sandy Sutton, its Secretary, this 24th day of July, 1995.

                                       INTERSTATE BRANDS CORPORATION


                                       By: /s/ Charles A. Sullivan
                                           -------------------------
                                           Charles A. Sullivan
                                           Chief Executive Officer

ATTEST:


/s/ Ray Sandy Sutton
-------------------------
Ray Sandy Sutton
Secretary


[SEAL]

                            CERTIFICATE OF OWNERSHIP
                                       AND
                                     MERGER
                                       OF
                    INTERSTATE BRANDS COMPANY - LICENSING CO.
                                      INTO
                          INTERSTATE BRANDS CORPORATION

               PURSUANT TO SECTION 253 OF THE GENERAL CORPORATION
                          LAW OF THE STATE OF DELAWARE


                  Pursuant to Section 253 of the General Corporation Law of the State of Delaware (the "DGCL"), INTERSTATE BRANDS CORPORATION, a Delaware corporation ("Brands"), one of the constituent corporations to and the surviving corporation in a merger (the "Merger") with INTERSTATE BRANDS COMPANY - LICENSING CO., a Delaware corporation ("IBC-LC"), has executed this Certificate of Ownership and Merger in accordance with Section 103 of the DGCL.

                  Brands hereby certifies as follows:

                  1. Brands is incorporated pursuant to the DGCL.

                  2. IBC-LC is incorporated pursuant to the DGCL.

                  3. Brands owns all of the issued and outstanding shares of capital stock of IBC-LC.

                  4. Section 253 of the DGCL permits the merger of a wholly-owned subsidiary with and into its parent corporation, without the approval of the stockholders of either the parent or subsidiary corporation

                  5. The Agreement of Merger dated as of December 18, 1996 (the "Merger Agreement"), between Brands and IBC-LC has been approved, adopted certified, executed and acknowledged by Brands and IBC-LC pursuant to the following resolutions of the Board of Directors of Brands, duly adopted on December 18, 1996:

                  RESOLVED, that the Board of Directors of Brands (i) has reviewed the form and terms of the Merger Agreement and Certificate of Merger and (ii) hereby determines that the effectuation of the Merger is in the best interests of Brands and its stockholder, Intestate Bakeries Corporation.

                  FURTHER RESOLVED, that the appropriate officers of Brands are hereby authorized and directed, in the name and on behalf of Brands to (i) execute, deliver and cause to be filed with the appropriate governmental authorities a Certificate of Ownership and Merger, with such modifications or amendments thereto such officers, in their sole discretion, may deem necessary or appropriate, and (ii) take any and all actions necessary to implement and effectuate the Merger Agreement.

                  6. The surviving corporation, which will assume all of IBC-LC's liabilities and obligations, is INTERSTATE BRANDS CORPORATION.

                  IN WITNESS WHEREOF, Brands has caused its corporate seal to be affixed and this Certificate to be signed by Charles A. Sullivan, its Chairman of the Board and Chief Executive Officer, and Ray Sandy Sutton, its Secretary, this 18th day of December, 1996.

                                        INTERSTATE BRANDS CORPORATION


                                        By: /s/ Charles A. Sullivan
                                           -----------------------------------
                                        Name:  Charles A. Sullivan
                                        Title: Chairman of the Board and Chief
                                                 Executive Officer

ATTEST:


/s/ Ray Sandy Sutton
----------------------------------
Name:  Ray Sandy Sutton
Title: Secretary

[SEAL]

                            CERTIFICATE OF OWNERSHIP
                                       AND
                                     MERGER
                                       OF
                              DRAKE BAKERIES, INC.
                                      INTO
                          INTERSTATE BRANDS CORPORATION
               PURSUANT TO SECTION 253 OF THE GENERAL CORPORATION
                          LAW OF THE STATE OF DELAWARE


                  Pursuant to Section 253 of the General Corporation Law of the State of Delaware (the DGCL"), INTERSTATE BRANDS CORPORATION, a Delaware corporation ("Brands"), one of the constituent corporations to and the surviving corporation in a merger (the "Merger") with DRAKE BAKERIES, INC., a Delaware corporation ("Drake"), has executed this Certificate of Ownership and Merger in accordance with Section 103 of the DGCL.

                  Brands hereby certifies as follows:

                  1. Brands is incorporated pursuant to the DGCL.

                  2. Drake is incorporated pursuant to the DGCL.

                  3. Brands owns all of the issued and outstanding shares of capital stock of Drake.

                  4. Section 253 of the DGCL permits the merger of a wholly-owned subsidiary with and into its parent corporation, without the approval of the stockholders of either the parent or subsidiary corporation.

                  5. The Agreement of Merger, dated as of August 14, 1998 (the "Merger Agreement"), between Brands and Drake has been approved, adopted, certified, executed and acknowledged by Brands and Drake pursuant to the following resolutions of the Board of Directors of Brands, duly adopted on July 13, 1998:

                  RESOLVED, that the Board of Directors of Brands (i) has reviewed the form and terms of the Merger Agreement and Certificate of Merger and (ii) hereby determines that the effectuation of the Merger is in the best interests of Brands and its stockholder, Interstate Bakeries Corporation.

                  FURTHER RESOLVED, that the appropriate officers of Brands are hereby authorized and directed in the name and on behalf of Brands to (i) execute, deliver and cause to be filed with the appropriate governmental authorities a Certificate of Ownership and Merger with such modifications or amendments thereto such officers, in their sole discretion may deem necessary or appropriate, and (ii) take any and all actions necessary to implement and effectuate the Merger Agreement.

                  6. The surviving corporation, which will assume all of Drake's liabilities and obligations, is INTERSTATE BRANDS CORPORATION.

                  7. The Merger shall be effective as of 12:02 a.m. Eastern time, Sunday, August 16, 1998.

                  IN WITNESS WHEREOF, Brands has caused its corporate seal to be affixed and this Certificate to be signed by Ray Sandy Sutton, its Corporate Secretary, this 14th day of August, 1998.



                                      INTERSTATE BRANDS CORPORATION


                                      By: /s/ Ray Sandy Sutton
                                         --------------------------
                                      Name:  Ray Sandy Sutton
                                      Title: Secretary

[SEAL]












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